UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23333

Cliffwater Corporate Lending Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Registrant’s telephone number, including area code: (414) 299-2000

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

EXPLANATORY NOTE - “The Registrant is filing this amendment to its Form N-CSR/A for the period ended June 30, 2021, originally filed with the Securities and Exchange Commission on September 8, 2021 (Accession Number 0001398344-21-018553), to amend Item 1, "Reports to Stockholders." The purpose for the amendment to Item 1 is to update the cost of the investments on the Consolidated Statement of Assets and Liabilities, Consolidated Schedule of Investments and Notes to Consolidated Financial Statements. Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way."

Item 1.	Report to Shareholders

CLIFFWATER CORPORATE LENDING FUND

Semi-Annual Report

For the Period Ended June 30, 2021

(Unaudited)

Cliffwater Corporate Lending Fund

Table of Contents
For the Period Ended June 30, 2021 (Unaudited)

Letter to Shareholders	2-3
Consolidated Schedule of Investments	4-25
Consolidated Schedule of Forward Foreign Currency Exchange Contracts	26
Consolidated Summary of Investments	27
Consolidated Statement of Assets and Liabilities	28
Consolidated Statement of Operations	29
Consolidated Statements of Changes in Net Assets	30
Consolidated Statement of Cash Flows	31-32
Consolidated Financial Highlights	33-34
Notes to Consolidated Financial Statements	35-61
Other Information	62-72

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Corporate Lending Fund

Letter to Shareholders
June 30, 2021 (Unaudited)

To our shareholders:

We recently completed our second full year of operations and want to thank you for the trust you have placed in us.

Performance has been consistently strong relative to our objective. The fund produced a net 8.42% return from its June 5, 2019 inception through June 30, 2021. This compares to a 4.54% return for the S&P/LSTA Leveraged Loan Index. The fund also reported relatively consistent monthly returns. Its annualized standard deviation* measures 2.61% for the same period compared to 10.16% for the S&P/LSTA Leveraged Loan Index.

The fund experienced strong investor inflows over trailing year, with net-asset-value growing from $339 million on June 30, 2020 to $2.2 billion at June 30, 2021. In March 2020, the fund put in place a term credit facility from Mass Mutual that we believe allows it to improve yield through borrowings and better manage interim cash flows. We continue to be pleased our Mass Mutual relationship, which has grown with the fund over time.

We remain confident in the fund’s continued performance despite an economic environment that remains uncertain due to Covid-19. The fund’s 7.2% net current yield remains attractive compared to most investment grade debt that yields less than 3%.

We again sincerely thank you for your support.

Regards,

Stephen L. Nesbitt
Chief Investment Officer
Cliffwater LLC

*

Standard deviation is a measure of how much an investment’s returns can vary from its average return. It is a measure of volatility and, in turn, risk. Finding out the standard deviation as a measure of risk can show investors the historical volatility of investments. The higher the standard deviation, the more volatile or risky an investment may be.

The performance data shown represents past performance which does not guarantee future results. It is net of all fees. Current performance may be lower or higher than the performance quoted. All performance shown assumes reinvestment of dividends. Although effective on March 6, 2019, the Fund first began investing in accordance with its investment objectives on June 5, 2019 (inception date).

Cliffwater Corporate Lending Fund

Letter to Shareholders
June 30, 2021 (Unaudited) (Continued)

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Pandemic Risk. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations.

A credit facility is a type of loan made in a business or corporate finance context. It allows the borrowing business to take out money over an extended period of time rather than reapplying for a loan each time it needs money.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited)

Principal Amount		Value
	SENIOR SECURED LOANS — 74.2%
	COMMUNICATIONS — 2.3%
$2,970,000	1236904 B.C. Ltd. First Lien Term Loan, 5.604% (1-Month USD Libor+550 basis points), 3/4/2027[1,2,3,4]	$2,970,000
	CM Acquisitions Holdings Inc.
302,702	Delayed Draw, 5.750% (3-Month EUR Libor+450 basis points), 5/6/2025[2,3,4]	302,096
823,383	Incremental Term Loan, 5.750% (3-Month EUR Libor+475 basis points), 5/6/2025[2,3,4]	821,737
2,641,017	First Lien Term Loan, 5.750% (3-Month EUR Libor+475 basis points), 5/6/2025[2,3,4]	2,635,735
£1,772,638	CSL DualCom Ltd First Lien Term Loan, 5.500% (6-Month GBP Libor+550 basis points), 9/25/2027[2,3,4,9]	2,432,504
9,900,000	HPS Telecommunications Senior Secured Loan First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 5/30/2025[2,3,4,5]	9,839,990
15,000,000	KeyImpact Holdings, Inc. First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 6/21/2026[3],4	14,850,000
2,000,000	Lifesize Second Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 3/2/2026[3,4]	1,970,000
	MBS Holdings, Inc.
1,271,186	Revolver, 0.500%, 4/6/20272,4,[6]	1,258,475
13,728,814	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 4/6/2027[2,3],4	13,591,525
		50,672,062
	CONSUMER DISCRETIONARY — 9.4%
	Apex Service Partners
435,189	Delayed Draw, 1.000%, 7/31/2025[2,4,6]	428,705
2,067,141	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 7/31/2025[2,3,4,6]	2,036,341
9,447,754	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 7/31/2025[2,3,4]	9,306,982
	Archimede
€1,500,000	Delayed Draw, 6.000% (3-Month EUR Libor+600 basis points), 10/27/2027[2,3,4,9]	1,774,959
€2,500,000	First Lien Term Loan, 6.000% (3-Month EUR Libor+600 basis points), 10/27/2027[2,3,4,9]	2,958,264
	Bendon
1,800,000	Revolver, 0.750%, 12/11/2025[2,4,6]	1,782,000
13,035,000	First Lien Term Loan, 7.000% (3-Month USD Libor+650 basis points), 12/11/2025[2,3,4]	12,904,650
451,446	Cambium Learning Group, Inc. First Lien Term Loan, 5.250% (3-Month USD Libor+450 basis points), 12/18/2025[1,2,3]	454,550
2,999,531	CHOPT Creative Salad Company First Lien Term Loan, 8.750% (1-Month USD Libor+640 basis points), 1/22/2024[3,4],5	2,972,536
	Classic Collision
18,617,021	Delayed Draw, 1.000%, 1/14/20264,[6]	18,430,851
1,382,979	Revolver, 0.500%, 1/14/20264,[6]	1,355,319
7,960,000	Discovery Education, Inc. First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 10/30/2026[2,3,4]	7,960,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$18,000,000	Empire Resorts Second Lien Term Loan, 10.603% (3-Month USD Libor+1050 basis points), 3/19/2022[3,4],5	$17,463,553
12,000,000	Evergreen Acqco 1 LP First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 3/26/2028[1,2,3]	12,140,040
	Fleetwash, Inc.
224,947	Delayed Draw, 1.000%, 10/1/2024[2,4,6]	224,384
272,288	Delayed Draw, 5.750% (3-Month USD Libor+475 basis points), 10/1/2024[2,3,4,6]	271,608
979,912	Guidehouse LLP First Lien Term Loan, 4.646% (1-Month USD Libor+450 basis points), 5/1/2025[1,2,3,4]	983,410
	HPS Consumer Senior Secured Loan
4,719,196	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 11/18/2022[2,3,4,5]	4,813,580
5,025,582	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 6/27/2025[2,3,4,5]	4,780,226
15,000,000	HS Parent, Inc. First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 4/10/2026[3],4	14,850,000
985,499	Huskies Parent, Inc. First Lien Term Loan, 4.104% (3-Month USD Libor+400 basis points), 8/1/2026[1,2,3,4]	987,810
979,849	KC Culinarte Intermediate LLC First Lien Term Loan, 4.750% (3-Month USD Libor+375 basis points), 8/24/2025[1,2,3,4]	965,151
	Len the Plumber, LLC
5,175,821	Delayed Draw, 1.000%, 2/17/20262,4,[6]	5,142,783
1,978,991	Delayed Draw, 5.750% (3-Month USD Libor+475 basis points), 2/17/20262,3,4,[6]	1,966,359
7,845,188	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 2/17/2026[2,3],4	7,766,736
8,955,000	MAG DS Corp. First Lien Term Loan, 6.500% (1-Month USD Libor+525 basis points), 4/1/2027[1,2,3,4]	8,889,629
	NL1 ACQUIRECO
CAD 988,553	Revolver, 0.500%, 5/26/20264,[6,9]	785,515
CAD 341,447	Revolver, 6.500% (3-Month USD Libor+550 basis points), 5/26/20263,4,[6,9]	271,318
CAD 3,612,143	Delayed Draw, 1.000%, 5/26/20284,[6,9]	2,892,104
CAD 277,857	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 5/26/20283,4,[6,9]	222,469
CAD 9,780,000	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 5/26/2028[3],4,9	7,771,297
1,826,531	Oak Parent, Inc. First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 7/9/2024[1,2,3,4]	1,770,593
	Obagi Cosmeceuticals
2,500,000	Revolver, 0.500%, 3/16/2026[4,6]	2,450,000
1,500,000	Revolver, 8.500% (3-Month USD Libor+750 basis points), 3/16/2026[3,4,6]	1,470,000
10,972,500	First Lien Term Loan, 8.500% (3-Month USD Libor+750 basis points), 3/16/2026[3,4]	10,753,050
	Pool & Electrical Products, LLC
2,535,879	Revolver, 0.500%, 10/28/2026[2,4,6]	2,510,520
3,090,065	Delayed Draw, 6.500% (3-Month USD Libor+550 basis points), 10/28/2026[2,3,4]	3,059,164
4,289,439	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 10/28/2026[2,3,4]	4,246,545
966,133	Pre-Paid Legal Services, Inc. First Lien Term Loan, 3.354% (3-Month USD Libor+325 basis points), 5/1/2025[1,2,3]	960,577

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$1,974,937	RCS Consumer Discretionary Senior Secured Loan First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 6/6/2025[2,3,4,5]	$1,920,627
	Regent Holding Company, LLC
2,018,797	Revolver, 0.500%, 2/25/2026[2,4,6]	1,983,468
800,752	Revolver, 8.750% (1-Week USD Libor+775 basis points), 2/25/2026[2,3,4,6]	786,739
977,387	Spring Education Group, Inc. First Lien Term Loan, 4.470% (3-Month USD Libor+425 basis points), 7/30/2025[1,2,3,4]	945,011
10,000,000	Twin Brook Consumer Discretionary Senior Secured Loan First Lien Term Loan, 7.500% (3-Month USD Libor+600 basis points), 4/20/2026[2,3],4,5	9,850,000
8,000,000	Woof Holdings, Inc. Second Lien Term Loan, 8.000% (1-Month USD Libor+725 basis points), 12/21/2028[1,3,4]	7,953,600
		206,213,023
	CONSUMER STAPLES — 3.1%
	BCPE North Star US Holdings Co.
2,210,526	Delayed Draw, 1.000%, 6/10/20284,[6]	2,210,526
11,789,474	First Lien Term Loan, 4.750% (1-Month USD Libor+400 basis points), 6/10/2028[3],4	11,701,053
3,650,305	C.P. Converters, Inc. First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 6/18/2023[2,3,4]	3,650,305
14,000,000	Cardenas Markets First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 6/3/2027[3],4	13,720,000
4,962,216	Easy Ice, LLC First Lien Term Loan, 4.703% (3-Month USD Libor+450 basis points), 12/31/2024[2,3,4]	4,925,000
1,226,752	Hoffmaster Group, Inc. First Lien Term Loan, 5.000% (3-Month USD Libor+400 basis points), 11/23/2023[1,2,3,4]	1,186,422
9,415,128	HPS Consumer Staples Senior Secured Loan First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 9/1/2026[2,3,4,5]	9,477,481
	JTM Foods, LLC
1,158,366	Delayed Draw, 1.000%, 5/14/20272,4,[6]	1,152,574
223,839	Revolver, 5.750% (3-Month USD Libor+475 basis points), 5/14/20272,3,4,[6]	221,600
7,722,440	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 5/14/2027[2,3],4	7,645,215
895,355	Revolver, 0.500%, 5/14/20272,4,[6]	886,402
3,753,999	JUUL Labs, Inc. First Lien Term Loan, 9.500% (3-Month USD Libor+800 basis points), 8/2/2023[3,4]	3,727,721
	Purfoods, LLC
1,500,000	Delayed Draw, 7.000% (3-Month USD Libor+625 basis points), 8/12/2026[2,4,6]	1,485,000
4,466,250	First Lien Term Loan, 7.000% (3-Month USD Libor+625 basis points), 8/12/2026[2,3,4]	4,421,588
1,500,000	Delayed Draw, 1.000%, 8/12/20262,4,[6]	1,485,000
		67,895,887

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	ENERGY — 0.0%
$491,250	Kamc Holdings, Inc. First Lien Term Loan, 4.233% (3-Month USD Libor+400 basis points), 8/14/2026[1,2,3,4]	$478,969

	FINANCIALS — 5.0%
£10,791,367	Apus Bidco Limited First Lien Term Loan, 5.590% (3-Month GBP Libor+550 basis points), 2/9/2028[2,3,4,9]	14,517,367
	CC SAG Acquisition Corp.
699,301	Revolver, 0.500%, 6/29/20274,[6]	688,811
3,496,504	Delayed Draw, 1.000%, 6/29/20284,[6]	3,470,280
1,748,252	Delayed Draw, 1.000%, 6/29/20284,[6]	1,735,140
19,055,944	First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 6/29/2028[3],4	18,770,105
€627,356	Dreamstart BidCo First Lien Term Loan, 5.500% (6-Month EUR Libor+450 basis points), 3/30/2027[2,3,4,9]	731,940
9,000,000	Exegy, Inc. First Lien Term Loan, 7.000% (6-Month USD Libor+600 basis points), 5/17/2026[2,3],4	8,865,000
	Helibron Midco B.V.
€322,466	First Lien Term Loan, 5.250% (3-Month EUR Libor+525 basis points), 9/17/2026[2,3,4,9]	372,017
€859,908	First Lien Term Loan, 5.250% (3-Month EUR Libor+525 basis points), 9/18/2026[2,3,4,9]	992,044
	HPS Financials Senior Secured Loan
4,298,722	First Lien Term Loan, 10.000% (3-Month USD Libor+725 basis points), 6/29/2023[2,3,4,5]	3,999,545
€3,570,450	First Lien Term Loan, 5.750% (3-Month EUR Libor+575 basis points), 8/3/20252,3,4,5,[9]	4,233,401
£4,517,888	First Lien Term Loan, 5.819% (3-Month USD Libor+575 basis points), 8/3/20252,3,4,5,[9]	6,249,672
9,950,000	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 10/2/2025[2,3,4],5	9,725,771
	Keystone Agency
9,039,474	Delayed Draw, 1.000%, 5/3/20274,[6]	8,949,079
5,960,526	First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 5/3/2027[3],4	5,900,921
1,079,492	Kwor Acquisition, Inc. First Lien Term Loan, 4.115% (1-Month USD Libor+400 basis points), 6/3/2026[1,2,3,4]	1,079,492
12,028,196	Regent Holding Company, LLC First Lien Term Loan, 8.750% (1-Month USD Libor+775 basis points), 2/25/2026[1,2,3,4,7,8]	11,817,702
	Riveron Acquisition Holdings, Inc.
4,572,962	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/22/2025[2,3,4]	4,618,691
871,005	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/22/2025[2,3,4]	879,715
1,500,000	StarCompliance First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 1/12/2027[3,4]	1,477,500
		109,074,193
	GOVERNMENTS — 1.2%
	GOVDELIVERY Holdings, LLC
536,402	Revolver, 0.500%, 1/29/20274,[6]	537,099
8,657,069	Delayed Draw, 1.000%, 1/29/20274,[6]	8,725,902

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	GOVERNMENTS (Continued)
$5,894,248	First Lien Term Loan, 7.250% (3-Month USD Libor+650 basis points), 1/29/2027[3,4]	$5,901,911
	LOC Performance Products
1,875,000	Revolver, 0.500%, 12/30/20264,[6]	1,846,875
10,571,875	First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/30/2026[2,3,4]	10,413,297
		27,425,084
	HEALTH CARE — 15.4%
	Advanced Dermatology and Cosmetic Surgery
2,892,562	Delayed Draw, 1.000%, 5/7/20272,4,[6]	2,863,636
11,107,438	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 5/7/2027[2,3],4	10,885,289
12,000,000	American Renal Associates Holdings, Inc. First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 1/29/2027[2,3,4],5	11,708,900
7,940,000	Angel Medflight First Lien Term Loan, 8.000% (3-Month USD Libor+700 basis points), 10/12/2025[2,3,4]	7,805,020
	Barracuda Dental LLC
2,981,035	Delayed Draw, 8.000% (3-Month USD Libor+700 basis points), 6/30/2022[3,4]	2,962,837
781,609	Revolver, 0.500%, 10/23/2025[4,6]	768,991
919,540	Delayed Draw, 0.500%, 10/23/20254,[6]	908,046
137,931	Revolver, 8.000% (3-Month USD Libor+700 basis points), 10/23/2025[3,4,6]	135,704
6,978,736	First Lien Term Loan, 8.000% (3-Month USD Libor+700 basis points), 10/23/2025[3,4]	6,866,072
	Bearcat Buyer, Inc.
251,945	Delayed Draw, 5.250% (3-Month USD Libor+425 basis points), 7/9/2024[2,3,4]	251,945
732,290	First Lien Term Loan, 5.250% (3-Month USD Libor+425 basis points), 7/9/2024[2,3,4]	732,290
1,960,000	Confluent Health LLC First Lien Term Loan, 5.093% (3-Month USD Libor+500 basis points), 6/24/2026[1,2,3,4]	1,977,150
	Connect America.com, LLC
672,304	Revolver, 0.500%, 6/30/20264,[6]	658,858
7,327,696	First Lien Term Loan, 8.000% (1-Month USD Libor+700 basis points), 6/30/2026[3],4	7,181,142
	CORA Health Holdings Corp.
5,401,846	Delayed Draw, 1.000%, 6/15/20274,[6]	5,374,837
769,231	Revolver, 0.500%, 6/15/20274,[6]	761,538
13,828,923	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 6/15/2027[3],4	13,690,634
	D4C Dental Brands, Inc.
714,286	Revolver, 0.500%, 12/30/20262,4,[6]	700,902
251,220	Delayed Draw, 1.000%, 12/30/2026[2,4,6]	247,928
2,420,837	Delayed Draw, 7.500% (3-Month USD Libor+650 basis points), 12/30/2026[2,3,4,6]	2,389,120
6,574,107	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 12/30/2026[2,3,4]	6,450,929
	DCA Holdings LLC
3,954,802	Delayed Draw, 1.000%, 3/12/20272,4,5,[6]	3,925,141
16,045,198	First Lien Term Loan, 7.250% (3-Month USD Libor+650 basis points), 3/12/2027[2,3,4]	16,004,520

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
	HPS Healthcare Senior Secured Loan
$9,910,286	First Lien Term Loan, 6.250% (3-Month USD Libor+575 basis points), 6/27/2024[2,3,4,5]	$9,933,505
9,900,000	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 7/2/2025[2,3,4,5]	9,822,198
£7,523,888	HPS Technology Senior Secured Loans First Lien Term Loan, 6.250% (6-Month GBP Libor+625 basis points), 9/15/2027[2,3,4,5,9]	10,167,780
	Integrated Oncology Network, LLC
83,957	Revolver, 0.500%, 6/24/20242,4,[6]	82,907
4,074,089	First Lien Term Loan, 7.000% (3-Month USD Libor+550 basis points), 6/24/2024[2,3,4]	4,023,163
1,286,029	INW Manufacturing First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 3/25/2028[3]	1,260,309
	Marquee Dental
1,481,657	Delayed Draw, 1.000%, 8/30/20244,5,[6]	1,447,691
1,373,571	Delayed Draw, 11.500% (3-Month USD Libor+1,000 basis points), 8/30/20243,4,5,[6]	1,342,083
5,257,024	First Lien Term Loan, 11.500% (3-Month USD Libor+1,000 basis points), 8/30/2024[3,4],5	5,109,828
	MedData
8,600,165	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 10/31/2026[2,3,4]	8,514,163
1,202,820	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 10/31/2026[2,3],4	1,190,792
	MedMark Services
2,000,000	Delayed Draw, 1.000%, 6/11/20274,[6]	1,980,000
8,000,000	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 6/11/2027[3],4	7,920,000
1,869,821	OB Hospitalist Group, Inc. First Lien Term Loan, 5.250% (3-Month USD Libor+425 basis points), 8/1/2024[1,2,3,4]	1,874,496
4,687,355	Pediatric Home Respiratory Services, LLC First Lien Term Loan, 6.750% (3-Month USD Libor+525 basis points), 12/4/2024[2,3,4]	4,687,355
	Pediatric Therapy Services, LLC
87,594	Delayed Draw, 1.000%, 3/9/2027[2,4,6]	86,718
40,592	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 3/9/2027[2,3,4,6]	40,186
916,369	First Lien Term Loan, 7.250% (3-Month USD Libor+575 basis points), 3/9/2027[2,3,4]	907,205
	Pentech Holdings, Inc.
892,857	Revolver, 0.500%, 11/12/20252,4,5,[6]	888,737
9,061,607	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 11/12/2025[2,3,4],5	8,997,069
	Pinnacle Dermatology Management, LLC
346,797	Revolver, 0.500%, 5/18/20234,[6]	343,329
3,674,274	Delayed Draw, 1.000%, 5/18/20234,[6]	3,637,531
10,951,297	First Lien Term Loan, 5.250% (3-Month USD Libor+425 basis points), 5/18/2023[3],4	10,841,784
	Pinnacle Treatment Centers, Inc.
285,714	Revolver, 0.500%, 12/31/20222,4,[6]	285,714
228,571	Delayed Draw, 1.000%, 12/31/2022[2,4,6]	228,571
340,286	Delayed Draw, 6.750% (3-Month USD Libor+625 basis points), 12/31/2022[2,3,4,6]	340,286
4,026,071	First Lien Term Loan, 6.750% (3-Month USD Libor+625 basis points), 12/31/2022[2,3,4]	4,026,071

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
	Premier Imaging LLC
$4,862,339	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 1/2/2025[2,3,4]	$4,862,339
2,878,397	First Lien Term Loan, 6.750% (1-Month USD Libor+575 basis points), 1/2/2025[2,3],4	2,878,397
846,056	Q-Centrix LLC First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 11/30/2024[3,4]	837,595
	Spear Education, LLC
1,562,500	Delayed Draw, 1.000%, 2/26/20252,4,[6]	1,562,500
3,394,531	First Lien Term Loan, 6.000% (6-Month USD Libor+500 basis points), 2/26/2025[2,3,4]	3,394,531
£1,797,628	SSCP Pegasus Midco Limited First Lien Term Loan, 6.780% (6-Month USD Libor+675 basis points), 11/16/2027[2,3,4,9]	2,459,336
	The PromptCare Companies, Inc.
644,801	Revolver, 0.500%, 12/30/2025[2,4,6]	644,801
86,496	Delayed Draw, 1.000%, 12/30/2025[2,4,6]	86,496
464,212	Delayed Draw, 5.750% (1-Month USD Libor+525 basis points), 12/30/2025[2,3,4]	464,212
383,592	Delayed Draw, 5.750% (1-Month USD Libor+525 basis points), 12/30/2025[2,3,4,6]	383,592
46,057	Revolver, 5.750% (1-Month USD Libor+525 basis points), 12/30/2025[2,3,4,6]	46,057
3,326,853	First Lien Term Loan, 5.750% (1-Month USD Libor+525 basis points), 12/30/2025[2,3,4]	3,326,853
	The Smilist Company
582,039	Revolver, 0.500%, 12/22/20202,4,5,[6]	577,057
2,095,342	Delayed Draw, 0.500%, 12/22/20252,4,5,[6]	2,085,386
814,855	Delayed Draw, 8.000% (3-Month USD Libor+700 basis points), 12/22/20252,3,4,5,[6]	810,983
5,327,989	First Lien Term Loan, 8.000% (3-Month USD Libor+700 basis points), 12/22/2025[2,3,4],5	5,282,388
	Troy Gastro
591,133	Revolver, 0.500%, 11/25/20254,[6]	586,640
2,561,576	Delayed Draw, 1.000%, 11/25/2025[4,6]	2,542,108
2,358,621	Delayed Draw, 7.000% (3-Month USD Libor+600 basis points), 11/25/2025[3,4,6]	2,340,696
4,471,552	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 11/25/2025[3,4]	4,437,568
500,000	TTF Holdings First Lien Term Loan, 5.000% (3-Month USD Libor+425 basis points), 3/24/2028[2,3],4	498,750
4,979,442	Twin Brook Consumer Senior Secured Loan First Lien Term Loan, 6.750% (3-Month USD Libor+550 basis points), 2/14/2024[2,3,4,5]	4,936,121
	Twin Brook Healthcare Senior Secured Loan
4,804,786	First Lien Term Loan, 7.250% (3-Month USD Libor+575 basis points), 11/16/2022[2,3,4,5]	4,797,098
4,900,000	First Lien Term Loan, 6.250% (1-Month USD Libor+575 basis points), 7/1/2024[2,3,4,5]	4,765,250
15,000,000	First Lien Term Loan, 7.250% (3-Month USD Libor+600 basis points), 11/27/2024[2,3],4,5	14,850,000
9,975,000	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 3/5/2026[2,3,4],5	9,775,500
	USME Holdings LLC
743,478	Delayed Draw, 1.000%, 11/24/20262,4,[6]	741,620

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
$936,232	Revolver, 0.500%, 11/24/20262,4,[6]	$929,210
5,890,688	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 11/24/2026[2,3,4]	5,846,508
15,000,000	Vector Delayed Draw, 1.000%, 5/20/20282,4,[6]	14,850,000
	Vital Care Buyer, LLC
5,598,519	First Lien Term Loan, 6.750% (3-Month USD Libor+600 basis points), 10/19/2025[2,3,4]	5,598,519
1,777,778	Revolver, 0.500%, 10/19/2025[2,6]	1,777,778
	Zavation Medical Products, LLC
405,405	Revolver, 5.500% (3-Month USD Libor+450 basis points), 6/30/20273,4,[6]	401,352
12,972,973	First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 6/30/2027[3],4	12,843,243
1,621,622	Revolver, 0.500%, 6/30/20274,[6]	1,605,405
	ZBS Alliance Animal Health, LLC
6,198,694	Delayed Draw, 1.000%, 11/8/20254,[6]	6,074,720
1,301,306	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 11/8/20253,4,[6]	1,275,280
		336,406,789
	INDUSTRIALS — 18.0%
4,480,592	3SI Holdco, Inc. First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 6/16/2023[2,3,4]	4,480,592
15,093,750	Aero Operating LLC Incremental Term Loan, 8.000% (1-Month USD Libor+650 basis points), 2/7/2026[3],4	14,942,812
4,925,000	Airnov, Inc. First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/19/2025[2,3,4]	4,913,673
1,000,000	AIT Worldwide Logistics Holdings, Inc. First Lien Term Loan, 5.500% (1-Month USD Libor+475 basis points), 4/6/2028[1,2,3]	1,001,250
	AWT Merger Sub, Inc.
2,500,000	Delayed Draw, 1.000%, 12/17/20262,4,[6]	2,475,000
178,572	Revolver, 7.000% (3-Month USD Libor+600 basis points), 12/17/2026[2,3,4,6]	176,785
6,396,428	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/17/2026[2,3,4]	6,332,464
892,857	Revolver, 0.500%, 12/17/2026[2,4,6]	883,929
9,948,980	BDP International, Inc. (BDP Buyer, LLC) First Lien Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/19/2024[2,3,4]	9,809,694
	Beacon Mobility
9,948,600	Delayed Draw, 1.000%, 5/22/20244,[6]	9,749,628
7,779,874	Delayed Draw, 5.750% (3-Month USD Libor+475 basis points), 5/22/20243,4,[6]	7,624,276
2,265,848	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 5/22/2024[3],4	2,220,531
976,992	Big Ass Fans LLC First Lien Term Loan, 4.750% (3-Month USD Libor+375 basis points), 5/21/2024[1,2,3]	979,439
	British Engineering Services Holdco Limited
£950,968	Revolver, 7.000% (3-Month GBP Libor+525 basis points), 12/2/2027[2,3,4,9]	1,291,812
£396,237	First Lien Term Loan, 7.000% (3-Month GBP Libor+525 basis points), 12/2/2027[2,3,4,9]	538,255

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	INDUSTRIALS (Continued)
	Brook & Whittle Holdings Corp.
$532,102	Incremental Term Loan, 6.250% (3-Month USD Libor+525 basis points), 10/17/2024[2,3],4	$526,781
6,982,500	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/17/2024[2,3,4]	6,895,219
4,426,168	Colonial Bag, LLC First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 9/3/2025[2,3,4]	4,415,103
	Comar Holding Company, LLC
4,961,660	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 6/18/2024[2,3,4]	4,949,256
779,943	Delayed Draw, 7.000% (3-Month USD Libor+600 basis points), 6/18/2024[2,3,4]	777,993
14,876,549	Construction Resources First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 6/10/2024[2,3],4	14,876,549
	Continental Acquisition Holdings, Inc.
2,678,571	Delayed Draw, 1.000%, 1/20/20272,4,[6]	2,708,571
7,303,125	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 1/20/2027[2,3,4]	7,311,889
8,000,000	Dispatch Acquisition First Lien Term Loan, 5.000% (3-Month USD Libor+425 basis points), 3/25/2028[2,3,4]	7,920,000
4,132,128	Empire Auto First Lien Term Loan, 6.000% (3-Month USD Libor+550 basis points), 9/5/2024[2,3,4]	4,121,798
980,000	GlobalTranz Enterprises, Inc. First Lien Term Loan, 5.104% (3-Month USD Libor+500 basis points), 5/15/2026[1,2,3,4]	976,016
4,212,610	GWS Tool Holdings, LLC First Lien Term Loan, 7.500% (3-Month USD Libor+525 basis points), 9/13/2025[3],4	4,170,484
7,938,931	Holley Purchaser, Inc. First Lien Term Loan, 5.186% (3-Month USD Libor+500 basis points), 10/26/2025[2,3,4]	7,938,931
	HPS Industrials Senior Secured Loan
9,924,623	First Lien Term Loan, 8.500% (3-Month USD Libor+750 basis points), 5/31/2022[2,3,4,5]	9,924,623
4,846,939	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 9/25/2024[2,3,4,5]	4,779,547
9,896,176	First Lien Term Loan, 6.500% (3-Month USD Libor+600 basis points), 7/25/2025[2,3,4,5]	10,044,619
977,163	Icebox Holdings, Inc. First Lien Term Loan, 4.250% (1-Month USD Libor+325 basis points), 12/17/2024[1,2,3,4]	979,298
15,000,000	IEA Energy Services First Lien Term Loan, 6.250% (3-Month USD Libor+625 basis points), 9/25/2024[2,3,4],5	15,000,000
	IMIA Holdings, Inc.
1,027,397	Revolver, 0.500%, 4/9/20272,4,[6]	1,006,849
13,972,603	First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 4/9/2027[2,3],4	13,693,151
	Isaac Heating & Air Conditioning
4,736,842	Delayed Draw, 1.000%, 5/7/20272,4,[6]	4,713,158
1,736,842	Revolver, 0.500%, 5/7/20272,4,[6]	1,719,474
631,579	Revolver, 6.000% (3-Month USD Libor+525 basis points), 5/7/20272,3,4,[6]	625,263
7,894,737	First Lien Term Loan, 6.000% (3-Month USD Libor+525 basis points), 5/7/2027[2,3],4	7,815,789

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	INDUSTRIALS (Continued)
	ISS Compressors Industries, Inc.
$416,667	Revolver, 0.500%, 8/9/2026[2,4,6]	$388,709
4,505,208	First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 8/9/2026[2,3,4]	4,202,908
	Jade Bidco Limited
€538,430	First Lien Term Loan, 8.000% (6-Month EUR Libor+600 basis points), 12/3/2026[2,3,4,9]	635,212
3,375,128	First Lien Term Loan, 8.259% (3-Month USD Libor+600 basis points), 12/3/2026[2,3,4]	3,358,253
	Komline-Sanderson Group, Inc.
5,875,000	Delayed Draw, 0.500%, 3/17/2026[2,4,6]	5,827,260
1,367,188	Revolver, 0.500%, 3/17/2026[2,4,6]	1,353,516
3,662,695	Delayed Draw, 6.500% (3-Month USD Libor+600 basis points), 3/17/2026[2,3,4,6]	3,632,932
976,562	Revolver, 6.500% (3-Month USD Libor+600 basis points), 3/17/2026[2,3,4,6]	966,796
8,088,086	First Lien Term Loan, 6.500% (3-Month USD Libor+600 basis points), 3/17/2026[2,3,4]	8,007,205
5,179,720	Lav Gear Holdings, Inc. First Lien Term Loan, 8.500% (1-Month USD Libor+750 basis points), 10/31/2024[2,3,4]	4,855,987
9,750,000	PaperWorks Industries, Inc First Lien Term Loan, 8.250% (3-Month USD Libor+725 basis points), 12/18/2025[2,3,4]	9,656,488
	PCX Aerosystems
625,000	Revolver, 0.500%, 4/22/20272,4,[6]	618,750
3,125,000	Delayed Draw, 1.000%, 4/22/20272,4,[6]	3,109,375
6,250,000	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 4/22/2027[2,3],4	6,187,500
982,500	PHM Netherlands Midco B.V. First Lien Term Loan, 4.647% (3-Month USD Libor+450 basis points), 8/1/2026[1,2,3,4,9]	977,587
5,000,000	Pregis TopCo LLC Second Lien Term Loan, 8.750% (3-Month USD Libor+800 basis points), 8/1/2027[3,4],5	4,975,000
1,473,750	Q Holding Co. First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 12/20/2023[2,3,4]	1,453,486
	Radwell International, LLC
1,193,517	Revolver, 0.500%, 12/11/2026[2,4,6]	1,179,195
2,449,656	Delayed Draw, 5.750% (3-Month USD Libor+475 basis points), 12/11/2026[2,3,4]	2,420,260
525,540	Revolver, 5.750% (3-Month USD Libor+475 basis points), 12/11/2026[2,3,4,6]	519,234
10,771,021	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 12/11/2026[2,3,4]	10,641,769
	RCS Industrials Senior Secured Loan
285,714	Revolver, 0.500%, 1/31/20254,5,[6]	284,286
1,697,143	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 1/31/2025[3,4,5]	1,688,657
	Sonny`s Enterprises, LLC
640,244	Revolver, 0.500%, 8/5/20252,4,[6]	640,244
5,900,533	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 8/5/2026[2,3,4]	5,900,534
910,061	Delayed Draw, 8.000% (3-Month USD Libor+700 basis points), 8/5/2026[2,3,4]	910,061

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	INDUSTRIALS (Continued)
	Spartronics LLC
$2,558,824	Revolver, 0.500%, 12/31/2025[2,4,6]	$2,539,632
88,235	Revolver, 5.500% (3-Month USD Libor+475 basis points), 12/31/2025[2,3,4,6]	87,574
4,761,948	First Lien Term Loan, 5.500% (3-Month USD Libor+475 basis points), 12/31/2025[2,3,4]	4,726,234
982,500	Tank Holding Corp. First Lien Term Loan, 3.604% (3-Month USD Libor+350 basis points), 3/26/2026[1,2,3,4]	977,430
134,346	TecoStar Holdings, Inc. First Lien Term Loan, 4.250% (3-Month USD Libor+325 basis points), 5/1/2024[1,2,3,4]	133,366
5,902,644	Time Manufacturing Acquisition LLC First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 2/3/2023[2,3,4]	5,888,478
	Transtar
1,448,276	Delayed Draw, 1.000%, 1/22/2027[2],4,6	1,433,793
10,498,965	First Lien Term Loan, 8.000% (1-Month USD Libor+700 basis points), 1/22/2027[2,3,4]	10,393,976
	Trident Maritime Systems, Inc.
1,222,222	Revolver, 0.500%, 2/26/2027[2,4,6]	1,200,833
222,222	Revolver, 6.500% (1-Month USD Libor+550 basis points), 2/26/2027[2,3,4,6]	218,334
13,521,667	First Lien Term Loan, 6.500% (1-Month USD Libor+550 basis points), 2/26/2027[2,3,4]	13,285,037
15,000,000	TSL Engineered Products, LLC First Lien Term Loan, 5.500% (3-Month USD Libor+475 basis points), 1/8/2028[2,3,4]	14,962,500
7,387,500	Twin Brook Aerospace Senior Secured Loan First Lien Term Loan, 6.250% (1-Month USD Libor+575 basis points), 12/6/2024[2,3,4,5]	7,072,054
3,930,300	Twin Brook Plastics Senior Secured Loan First Lien Term Loan, 6.000% (1-Month USD Libor+500 basis points), 5/15/2025[2,3,4,5]	3,886,674
15,000,000	Urban Mining Company First Lien Term Loan, 11.000% (3-Month USD Libor+800 basis points), 8/23/2021[3,4],5	15,000,000
€1,300,000	UTAC Group First Lien Term Loan, 5.750% (3-Month EUR Libor+575 basis points), 9/29/2027[2,3,4,9]	1,513,635
17,281,579	Valcourt First Lien Term Loan, 6.500% (3-Month USD Libor+550 basis points), 1/7/2027[2,3,4]	17,108,763
4,000,000	Watlow Electric Manufacturing Company First Lien Term Loan, 4.500% (3-Month USD Libor+400 basis points), 3/2/2028[2,3,4]	4,015,000
		394,145,018
	MATERIALS — 3.7%
1,420,042	ADG Acquisiton, LLC Delayed Draw, 6.875% (3-Month USD Libor+588 basis points), 12/14/2023[2,3,4],5	1,393,846
1,199,122	Anchor Packaging LLC First Lien Term Loan, 4.104% (1-Month USD Libor+400 basis points), 7/18/2026[1,2,3]	1,202,119
10,000,000	Colonial Bag, LLC Incremental Term Loan, 6.000% (3-Month USD Libor+500 basis points), 9/3/20252,[3]	9,900,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	MATERIALS (Continued)
	Consolidated Label Co.
$1,339,286	Revolver, 0.500%, 7/15/20262,4,[6]	$1,325,893
578,516	Revolver, 0.500%, 7/15/20262,4,[6]	572,731
3,713,013	First Lien Term Loan, 6.000% (3-Month USD Libor+500 basis points), 7/15/2026[2,3,4]	3,675,883
5,000,000	Incremental Term Loan, 6.000% (3-Month USD Libor+500 basis points), 7/15/2026[2,3],4	4,950,000
8,595,759	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 7/15/2026[2,3],4	8,509,801
	Fortis Solutions Group, LLC
4,961,661	First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 12/15/2023[2,3,4]	4,924,449
7,853,276	First Lien Term Loan, 5.750% (1-Month USD Libor+475 basis points), 12/15/2023[2,3,4]	7,794,377
	Helix Acquisition Holdings, Inc.
557,355	First Lien Term Loan, 3.897% (3-Month USD Libor+375 basis points), 9/29/2024[1,3,4]	543,884
8,039,067	HPS Materials Senior Secured Loan First Lien Term Loan, 6.875% (3-Month USD Libor+587 basis points), 12/14/2023[2,3,4,5]	7,890,765
	Olympic Buyer, Inc.
1,960,784	Revolver, 0.500%, 6/30/20284,[6]	1,921,569
392,157	Revolver, 5.293% (1-Month USD Libor+425 basis points), 6/30/20283,4,[6]	384,313
17,647,059	First Lien Term Loan, 5.293% (1-Month USD Libor+425 basis points), 6/30/2028[3],4	17,294,118
985,000	Pregis TopCo LLC First Lien Term Loan, 4.104% (1-Month USD Libor+400 basis points), 8/1/2026[1,2,3,4]	985,985
1,706,250	Pretium PKG Holdings, Inc. Second Lien Term Loan, 9.000% (1-Month USD Libor+825 basis points), 11/5/2028[1,2,3,4]	1,703,349
	V Global Holdings LLC
749,618	Revolver, 0.500%, 12/22/20252,4,[6]	743,996
4,613,438	First Lien Term Loan, 7.000% (1-Month USD Libor+600 basis points), 12/22/2027[2,3,4]	4,578,837
		80,295,915
	TECHNOLOGY — 16.0%
	1WorldSync, Inc.
145,755	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 7/8/20252,[3,4]	145,041
5,808,999	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 7/8/2025[2,3,4]	5,780,535
	Applied Technical Services
2,272,727	Delayed Draw, 1.000%, 12/29/20262,4,[6]	2,272,727
909,091	Revolver, 0.500%, 12/29/20262,4,[6]	899,455
6,784,091	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 12/29/2026[2,3,4]	6,712,180
5,259,615	AQA, Acquisition Holding Inc Second Lien Term Loan, 8.000% (3-Month USD Libor+775 basis points), 3/3/2029[3],4	5,128,125
14,962,500	Arcstor Midco LLC First Lien Term Loan, 8.000% (3-Month USD Libor+700 basis points), 3/16/2027[2,3,4]	14,663,250

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	TECHNOLOGY (Continued)
$2,535,130	AVI-SPL First Lien Term Loan, 6.375% (3-Month USD Libor+538 basis points), 3/10/2027[3,4]	$2,497,103
1,960,000	Clarus First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 7/1/2025[2,3,4]	1,930,600
	Cleo Communications Holding, LLC
2,140,000	Revolver, 0.500%, 6/11/20284,[6]	2,118,600
12,860,000	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 6/11/2028[3],4	12,731,400
	Clubessential LLC
585,645	Revolver, 0.500%, 1/10/2024[2,4,6]	576,860
6,001,982	Term loan, 7.250% (3-Month USD Libor+625 basis points), 1/10/2024[2,3,4]	5,911,952
	CommentSold, Inc.
454,545	Revolver, 0.500%, 11/20/2026[2,6]	447,727
4,522,728	First Lien Term Loan, 7.000% (1-Month USD Libor+600 basis points), 11/20/2026[2,3,4]	4,454,887
	Connectwise, LLC.
331,858	Revolver, 0.500%, 2/28/2025[4,6]	331,858
4,564,538	First Lien Term Loan, 6.250% (3-Month USD Libor+600 basis points), 2/28/2025[2,3,4]	4,564,538
22,124	Revolver, 6.250% (3-Month USD Libor+600 basis points), 2/28/2025[3,4,6]	22,124
10,000,000	Conservice Midco, LLC Second Lien Term Loan, 7.854% (3-Month USD Libor+775 basis points), 5/13/2028[3,4]	10,000,000
	DataLink, LLC
846,774	Revolver, 0.500%, 11/20/20262,4,[6]	838,306
1,185,484	Delayed Draw, 1.000%, 11/20/20262,4,[6]	1,173,629
6,549,798	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 11/20/2026[2,3,4]	6,484,300
12,500,000	DCert Buyer, Inc. Second Lien Term Loan, 7.104% (1-Month USD Libor+700 basis points), 2/24/2029[3,4]	12,645,875
	Diligent Corporation
5,985,000	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 8/4/2025[3,4]	5,925,150
4,389,000	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 8/4/2025[3],4	4,345,110
1,600,000	Delayed Draw, 1.000%, 8/24/20254,[6]	1,584,000
9,898,477	Gerson Lehrman Group First Lien Term Loan, 5.750% (3-Month USD Libor+425 basis points), 12/5/2024[2,3,4]	9,898,477
SEK 11,250,000	Goldcup 25952 AB First Lien Term Loan, 6.250% (3-Month EUR Libor+625 basis points), 8/18/2027[3,4,9]	1,294,826
	Hawkeye AcquisitionCo, LLC
500,000	Revolver, 0.500%, 11/19/20262,4,[6]	495,000
3,017,143	Delayed Draw, 1.000%, 11/19/20262,4,[6]	2,986,971
982,857	Delayed Draw, 7.750% (3-Month USD Libor+675 basis points), 11/19/20262,3,[4,6]	973,029
5,472,500	First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 11/19/2026[2,3,4]	5,417,775

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	TECHNOLOGY (Continued)
	Holdco Sands Intermediate LLC
$4,925,000	First Lien Term Loan, 7.500% (3-Month USD Libor+600 basis points), 12/19/2025[1,2,3,4]	$4,925,000
7,500,000	First Lien Term Loan, 7.500% (3-Month USD Libor+600 basis points), 12/19/2025[3],4	7,443,750
2,000,000	HotSchedules/Fourth First Lien Term Loan, 7.750% (3-Month USD Libor+675 basis points), 7/9/2025[3,4]	1,970,000
7,424,812	HS Purchaser LLC First Lien Term Loan, 5.750% (1-Month USD Libor+475 basis points), 11/19/2026[1,2,3,4]	7,448,646
2,481,156	First Lien Term Loan, 5.750% (3-Month USD Libor+500 basis points), 11/19/2026[2,3,4]	2,489,120
10,000,000	Second Lien Term Loan, 7.500% (3-Month USD Libor+675 basis points), 11/19/2027[3,4]	10,000,000
1,473,356	Idera, Inc. First Lien Term Loan, 4.500% (1-Month USD Libor+375 basis points), 3/2/2028[1,2,3,4]	1,476,273
	insightsoftware
185,493	Revolver, 0.500%, 5/24/2024[4,6]	185,438
1,509,434	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 5/24/2024[3,4]	1,508,981
3,469,604	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 5/24/2024[3,4]	3,481,574
162,307	Revolver, 6.750% (3-Month USD Libor+575 basis points), 5/24/2024[3,4,6]	162,258
6,631,144	First Lien Term Loan, 6.750% (3-Month USD Libor+575 basis points), 5/24/2024[3,4]	6,629,154
750,000	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 5/24/20244,[6]	747,844
4,250,000	Delayed Draw, 1.000%, 5/24/20244,[6]	4,237,781
977,444	Intermedia Holdings, Inc. First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 7/19/2025[1,2,3,4]	977,444
10,000,000	iOffice, LP First Lien Term Loan, 8.500% (3-Month USD Libor+700 basis points), 10/18/2024[3,4],5	10,180,000
7,000,000	Ivanti Software, Inc. Second Lien Term Loan, 9.500% (3-Month USD Libor+850 basis points), 12/1/2028[2,3,4]	6,790,000
NOK 13,134,023	Jigsaw Bidco AS First Lien Term Loan, 7.630% (3-Month NOK Nibor+725 basis points), 5/3/2024[3,4,9]	1,502,522
9,859,091	Kona Buyer, LLC First Lien Term Loan, 6.250% (3-Month USD Libor+550 basis points), 12/11/2027[2,3,4]	9,721,064
	LMG Holdings, Inc.
285,714	Revolver, 0.500%, 4/30/20262,4,[6]	282,857
4,714,286	First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 4/30/2026[2,3],4	4,667,143
17,412,500	Marlin DTC-LS Midco 2, LLC First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 7/1/2025[2,3,4]	17,064,250
4,500,000	MedAssets Software Intermediate Holdings Second Lien Term Loan, 8.500% (3-Month USD Libor+775 basis points), 1/28/2029[2,3,4]	4,410,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount			Value
		SENIOR SECURED LOANS (Continued)
		TECHNOLOGY (Continued)
SEK	11,192,758	Mefla 3 AB First Lien Term Loan, 8.000% (3-Month SEK Stibor+800 basis points), 9/1/2023[3,4,9]	$1,288,238
	£218,601	Mefla UK Limited First Lien Term Loan, 8.000% (3-Month GBP Libor+800 basis points), 9/1/2023[3,4,9]	297,858
	$489,924	NAVEX TopCo, Inc. First Lien Term Loan, 3.360% (3-Month USD Libor+325 basis points), 9/5/2025[1,2,3,4]	486,659
		New Era Technology
	228,033	Revolver, 0.000%, 10/31/20262,4,[6]	223,472
	1,854,667	Delayed Draw, 0.000%, 10/31/20262,4,[6]	1,817,574
	3,173,457	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 10/31/2026[2,3],4	3,109,988
	178,626	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 10/31/2026[2,3],4,6	175,053
		PaySimple, Inc.
	491,250	First Lien Term Loan, 5.610% (1-Month USD Libor+550 basis points), 8/23/2025[1,2,3,4]	491,250
	161,317	Delayed Draw, 5.610% (1-Month USD Libor+550 basis points), 8/23/2025[1,2,3,4]	161,317
		PCS Software
	206,104	Revolver, 0.500%, 7/1/2024[4,6]	206,104
	157,610	Revolver, 7.250% (3-Month USD Libor+575 basis points), 7/1/2024[3,4,6]	157,610
	4,937,500	First Lien Term Loan, 7.250% (3-Month USD Libor+575 basis points), 7/1/2024[3,4]	4,937,500
	5,954,315	PDI TA Holdings, Inc. First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 10/24/2024[3,4]	5,906,680
		Pegasus Global Enterprise Holdings, LLC
	1,944,167	Delayed Draw, 1.000%, 5/29/2025[2,4,6]	1,910,144
	101,813	Delayed Draw, 7.250% (3-Month USD Libor+625 basis points), 5/29/2025[2,3,4,6]	100,031
	2,775,847	First Lien Term Loan, 7.250% (3-Month USD Libor+625 basis points), 5/29/2025[2,3,4]	2,727,270
	5,000,000	Provation Software Group, Inc. Second Lien Term Loan, 8.500% (1-Month USD Libor+775 basis points), 12/22/2028[2,3,4]	4,897,500
	4,961,832	Q-Centrix LLC First Lien Term Loan, 5.500% (3-Month USD Libor+450 basis points), 11/30/2024[2,3,4]	4,924,618
	€2,153,391	Questel Unite First Lien Term Loan, 6.250% (3-Month EUR Libor+625 basis points), 12/17/2027[2,3,4,9]	2,532,800
	980,000	QuickBase, Inc. First Lien Term Loan, 4.104% (3-Month USD Libor+400 basis points), 4/3/2026[1,2,3,4]	976,732
		RCS Industrials Senior Secured Loan
	138,889	Revolver, 0.500%, 2/3/2026[2,4,5,6]	138,194
	125,000	Delayed Draw, 1.000%, 2/3/2026[2,4,5,6]	124,375
	220,556	Delayed Draw, 6.500% (3-Month USD Libor+525 basis points), 2/3/2026[2,3,4,5,6]	219,453
	69,444	Revolver, 6.500% (3-Month USD Libor+575 basis points), 2/3/2026[2,3,4,5,6]	69,098
	1,925,000	First Lien Term Loan, 6.500% (3-Month USD Libor+525 basis points), 2/3/2026[2,3,4,5]	1,915,375
	2,231,248	RCS Technology Senior Secured Loan First Lien Term Loan, 6.500% (3-Month USD Libor+575 basis points), 2/28/2025[3,4,5]	2,220,091

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	TECHNOLOGY (Continued)
$977,444	RevSpring, Inc. First Lien Term Loan, 4.147% (3-Month USD Libor+400 basis points), 10/11/2025[1,2,3,4]	$975,919
4,612,500	RPX Corporation First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 10/23/2025[2,3,4]	4,584,825
443,844	S2P Acquisition Borrower, Inc. First Lien Term Loan, 3.843% (3-Month USD Libor+375 basis points), 8/14/2026[1,2,3]	444,723
1,481,250	SmartLinx First Lien Term Loan, 7.000% (3-Month USD Libor+600 basis points), 3/5/2026[3,4]	1,459,031
13,000,000	Solera Global Holdings Second Lien Term Loan, 9.000% (3-Month USD Libor+800 basis points), 6/4/2029[3]	12,480,000
1,492,500	TaxSlayer First Lien Term Loan, 7.500% (3-Month USD Libor+650 basis points), 12/31/2026[3,4]	1,470,113
£12,230,216	UKFast Leaders Limited First Lien Term Loan, 6.840% (3-Month GBP Libor+675 basis points), 9/8/2027[2,3,4,9]	17,002,860
	Uniguest
526,316	Revolver, 0.500%, 12/17/2025[2,6]	512,632
2,947,368	Delayed Draw, 1.000%, 12/17/2025[2,4,6]	2,886,241
1,257,829	Delayed Draw, 8.000% (1-Month USD Libor+700 basis points), 12/17/2025[2,3,4,6]	1,231,742
5,236,842	First Lien Term Loan, 8.000% (1-Month USD Libor+700 basis points), 12/17/2025[2,3,4]	5,100,684
15,000,000	Virgin Pulse, Inc. Second Lien Term Loan, 8.000% (3-Month USD Libor+725 basis points), 4/6/2029[3]	15,028,125
2,443,750	Worksoft First Lien Term Loan, 8.750% (3-Month USD Libor+675 basis points), 2/22/2025[3,4]	2,407,094
		351,151,482
	UTILITIES — 0.1%
2,889,097	TS OpCo Holding LLC First Lien Term Loan, 5.750% (3-Month USD Libor+475 basis points), 9/28/2023[2,3,4]	2,877,540

	TOTAL SENIOR SECURED LOANS
	(Cost $1,621,342,825)	1,626,635,962

Number of Shares
	PRIVATE INVESTMENT VEHICLES — 39.3%
	INVESTMENT PARTNERSHIPS — 8.0%
N/A	AG Direct Lending Fund II L.P.[2,10]	23,250,400
N/A	AG Direct Lending Fund III L.P.[2,11]	19,751,444
N/A	Annaly Credit Opportunities Onshore Fund LP1[2]	24,797,886
N/A	Ares Commercial Finance Feeder (A) LP13	12,036,779
N/A	Crescent Mezzanine Partners VIIC, L.P.[14]	7,208,402
N/A	HPS Mezzanine Partners 2019 LP1[5]	6,597,433
N/A	HPS SLF V Feeder LP16	7,745,348

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/A	Marlin Credit Opportunity Fund LP17	$12,736,540
N/A	Providence Debt Fund III (Non-US) L.P.[18]	4,325,428
N/A	Silver Point Specialty Credit Fund II, L.P.[1][9]	24,157,723
N/A	Thompson Rivers LLC[20]	20,000,000
N/A	Varagon Capital Direct Lending Fund[21]	10,198,215
N/A	WACCAMAW River LLC LP22	2,790,626
		175,596,224
	JOINT VENTURES — 2.7%
N/A	BDCA Senior Loan Fund LLC[23]	45,076,433
N/A	Middle Market Credit Fund II, LLC[23]	15,154,567
		60,231,000
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES — 27.8%
1,149,840	Barings Capital Investment Corporation[2],24	24,870,948
N/A	Barings Private Credit Corporation[25]	455,128,767
5,892,548	Business Development Corp. Of America2,[26]	43,095,833
6,000,000	New Mountain Guardian III BDC, LLC2,[27]	61,970,102
1,481,616	Owl Rock Technology Finance Corp.[28]	23,301,864
		608,367,514
	PRIVATE EQUITY — 0.3%
4.67	Owl Rock Capital Technology Holdings LLC4,[29]	6,858,782

	SPECIAL PURPOSE VEHICLE FOR SENIOR SECURED BONDS — 0.5%
N/A	Endurance II L.P.[30]	10,127,618

	TOTAL PRIVATE INVESTMENT VEHICLES
	(Cost $826,692,711)	861,181,138
Principal Amount
	COLLATERALIZED LOAN OBLIGATIONS — 10.9%
$12,000,000	ABPCI Direct Lending Fund CLO X LP 10.659% (3-Month USD Libor+1,047 basis points), 1/20/2032[1,3,4,7]	12,040,021
	BlackRock Elbert CLO V Ltd.
39,500,000	15%, 12/15/20311,4,7,[31]	41,225,670
11,000,000	9.519% (3-Month USD Libor+940 basis points), 12/15/2031[1,3,7]	10,919,854
98,604,651	BlackRock Shasta CLO VII 6.69%, 1/22/2033[1,4,7,20]	99,708,936
22,575,000	HPS SLF V Feeder LP 3.154%, 5/14/2031	22,575,000
10,000,000	Monroe Capital MML CLO IX Ltd. 8.884% (3-Month USD Libor+870 basis points), 10/22/2031[1,3,4,7,21]	10,000,109
2,910,000	Monroe Capital MML CLO VII Ltd. 7.400% (3-Month USD Libor+725 basis points), 11/22/2030[1,3,4,7]	2,831,561

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Principal Amount		Value
	COLLATERALIZED LOAN OBLIGATIONS (Continued)
	Monroe Capital MML CLO VIII, Ltd.
$15,000,000	13.000%, 5/22/2031*,1,4,7,20	$10,871,775
9,850,000	5.000% (3-Month USD Libor+485 basis points), 5/22/20311,3,4,7,[32]	9,808,906
10,000,000	8.300% (3-Month USD Libor+815 basis points), 5/22/20311,3,7,[32]	9,767,310
	Monroe Capital Mml CLO X Ltd.
5,000,000	7.055% (3-Month USD Libor+690 basis points), 8/20/20311,3,4,7,[32]	5,098,634
3,000,000	9.005% (3-Month USD Libor+885 basis points), 8/20/2031[1,3,4,7]	2,999,612
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $236,749,931)	237,847,388

	PREFERRED STOCKS — 0.9%
	HEALTH CARE — 0.8%
17,500	Propharma LLC 13.00%[4]	17,192,652

	INDUSTRIALS — 0.1%
2,500	Atomic Transport LLC LP 8.50%[4]	2,442,040

	TOTAL PREFERRED STOCKS
	(Cost $19,412,500)	19,634,692

	SUBORDINATED DEBT — 0.2%
	FINANCIALS — 0.2%
5,500,000	Otr Midco, LLC 12.000%, 5/12/2026[4]	5,500,000

	TOTAL SUBORDINATED DEBT
	(Cost $5,500,000)	5,500,000

	EQUIPMENT LEASES — 0.2%
4,026,459	Cyxtera Equipment Leases 8.250%, 1/1/2024[4],5	4,026,458

	TOTAL EQUIPMENT LEASES
	(Cost $4,026,459)	4,026,458

Number of Shares
	COMMON STOCKS — 0.2%
	FINANCIALS — 0.2%
280,309	Congressional Bancsh, Inc.[4]	3,611,111
	TOTAL COMMON STOCKS
	(Cost $3,611,111)	3,611,111

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 0.7%
16,221,784	State Street Institutional U.S. Government Money Market Fund, 0.02%[33]	$16,221,784
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $16,221,784)	16,221,784
	TOTAL INVESTMENTS — 126.6%
	(Cost $2,733,557,321)	2,774,658,533
	Liabilities Less Other Assets — (26.6)%	(583,562,693)
	NET ASSETS — 100.0%	2,191,095,840

Principal Amount
	SECURITIES SOLD SHORT — (0.6)%
	REVERSE REPURCHASE AGREEMENTS — (0.6)%
$(4,365,000)	Agreement with Deutsche Bank AG, 1.585%, dated 6/22/2021, to be repurchased at $4,382,679 on 9/22/2021, collateralized by Monroe Capital MML CLO IX Ltd. with maturity of 10/22/2031, with a market value of $10,000,109	(4,365,000)
(3,005,000)	Agreement with Deutsche Bank AG, 1.396%, dated 6/29/2021, to be repurchased at $3,015,721 on 9/29/2021, collateralized by Monroe Capital MML CLO VIII, Ltd. with various maturities to 5/22/2031, with a market value of $9,808,906	(3,005,000)
(1,928,000)	Agreement with Deutsche Bank AG, 1.385%, dated 6/22/2021, to be repurchased at $1,934,823 on 9/22/2021, collateralized by Monroe Capital MML CLO VIII, Ltd. with various maturities to 5/22/2031, with a market value of $9,808,906	(1,928,000)
(1,715,000)	Agreement with Deutsche Bank AG, 1.585%, dated 6/22/2021, to be repurchased at $1,721,946 on 9/22/2021, collateralized by Monroe Capital MML CLO VIII, Ltd. with various maturities to 5/22/2031, with a market value of $9,808,906	(1,715,000)
(2,536,000)	Agreement with Deutsche Bank AG, 1.396%, dated 6/29/2021, to be repurchased at $2,545,047 on 9/29/2021, collateralized by Monroe Capital MML CLO X Ltd. with various maturities to 8/20/2031, with a market value of $5,098,634	(2,536,000)
	REVERSE REPURCHASE AGREEMENTS
	(Proceeds $13,549,000)	(13,549,000)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $13,549,000)	(13,549,000)

LLC – Limited Liability Company

LP – Limited Partnership

US – United States

LOC – Letter of Credit

BDC – Business Development Company

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

CAD - Canadian Dollars

EUR - Euro

GBP - Pound Sterling

NOK - Norwegian Krone

SEK - Swedish Krona

*	Subordinated note position. Rate shown is the effective yield as of period end.

[1]	Callable.

[2]

As of June 30, 2021 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $1,289,772,241 as of June 30, 2021. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

[3]	Floating rate security. Rate shown is the rate effective as of period end.

[4]	Value was determined using significant unobservable inputs.

[5]	This investment was made through a participation. Please see Note 2 for a description of participations.

[6]	All or a portion of this holding is subject to unfunded loan commitments. See Note 2 for additional information.

[7]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $127,381,154, which represents 5.8% of total net assets of the Fund.

[8]	Step rate security.

[9]	Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.

[10]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until December 31, 2024, with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund.

[11]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until September 30, 2026, with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $1,600,000 as of June 30, 2021.

[12]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest in senior secured first and second lien loans to traditional middle market companies and larger middle market companies in the US. The investment fund shall continue until May 31, 2025 with two one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund.

[13]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest in commercial finance assets through a direct lending strategy and through the acquisition of specialty finance companies focused primarily on various collateralized lending strategies. The investment fund shall continue until June 30, 2025. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $13,080,652 as of June 30, 2021.

[14]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest privately negotiated mezzanine level subordinated debt and equity securities issued by larger middle market companies. The investment fund shall continue until December 21, 2025. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $2,936,301 as of June 30, 2021.

[15]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to generate current returns as well as long-term capital appreciation through investments in mezzanine securities. The investment fund shall continue until April 12, 2029 with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $4,075,587 as of June 30, 2021.

[16]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to generate current income while preserving capital by investing primarily in newly originated secured debt. The investment fund shall continue until the fourth anniversary of the termination of the investment period with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $9,975,000 as of June 30, 2021.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

[17]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest in senior secured loans to middle market companies. The investment fund shall continue until May 19, 2028 with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $87,376,895 as of June 30, 2021.

[18]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to identify, acquire, hold, manage and dispose of investments made in secured debt, unsecured debt, and related equity securities issued primarily by US middle market companies. The investment fund shall continue until October 24, 2021 with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $4,242,617 as of June 30, 2021.

[19]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until the 2nd anniversary of the end of the investment period with a six month extension available after the end of the investment period. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $16,116,001 as of June 30, 2021.

[20]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest in senior secured loans to middle market companies. The investment fund shall continue until the cancellation of the Certificate of Formation. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund.

[21]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest in senior secured loans to middle market companies. The investment fund shall continue until September 2026 with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $40,000,000 as of June 30, 2021.

[22]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest in senior secured loans to middle market companies. The investment fund shall continue until the cancellation of the Certificate of Formation. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund. Total unfunded capital commitments amount to $9,737,500 as of June 30, 2021.

[23]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to acquire and hold investments in debt instruments of US middle-market companies. The investment fund shall continue until all of the Investments are amortized, liquidated or are otherwise transferred or disposed of by the fund. The investment does not permit the redemption of any potion of the Fund’s capital contributions until the termination of the investment fund. See Note 11 for additional information.

[24]

The Fund’s investment in the non-listed business development company is valued using net asset value as a practical expedient. The business development company’s investment strategy is to lend an invest in senior secured private debt investments in well established middle market companies. The investment shall continue until the earlier of a (i) liquidity event or (ii) July 13, 2027. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment. Total unfunded capital commitments amount to $45,000,000 as of June 30, 2021.

[25]

The Fund’s investment in the non-listed business development company is valued using net asset value as a practical expedient. The business development company’s investment strategy is to lend an invest in senior secured private debt investments in well established middle market companies. The investment permits share repurchases on an ongoing basis at the discretion of the investment manager.

[26]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to invest primarily in first and second lien senior secured debt instruments and mezzanine debt issued by middle market companies. The investment permits redemptions of up to 10% at each semi-annual tender offer.

[27]

The Fund’s investment in the non-listed business development company is valued using net asset value as a practical expedient. The business development company’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment shall continue until July 15, 2025, with one year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination. Total unfunded capital commitments amount to $40,000,000 as of June 30, 2021.

[28]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to originate and invest in senior secured or unsecured loans, subordinated loans, mezzanine loans and equity-related securities in high growth technology and life-sciences related companies. The investment fund shall continue until the earliest of (i) an Exchange Listing, (ii) the fifth anniversary of the final closing, and (iii) August 10, 2025. Total unfunded capital commitments amount to $11,797,413 as of June 30, 2021.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2021 (Unaudited) (Continued)

[29]

Owl Rock Technology Holdings, LLC is a fund manager that manages and directs the activity of Owl Rock Technology Finance Corp. The Fund’s investment in Owl Rock Technology Holdings, LLC was received for making capital commitments to Owl Rock Technology Finance Corp. The fund makes quarterly expense contributions and will be allocated any net income or net loss of the management company. Redemptions are not permitted and interests are only transferable upon approval of the Managing Member.

[30]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to acquire and hold the notes in an international education company. The investment fund shall continue until the completion of the liquidation of the Partnership.

[31]	Variable rate security. Rate shown is the rate in effect as of period end.

[32]	All or a portion of this security is segregated as collateral for reverse repurchase agreement. total collateral had a fair value of $28,447,275 as of June 30, 2021.

[33]	The rate is the annualized seven-day yield at period end.

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
AG Direct Lending Fund III L.P	6/28/2019	$18,102,555
New Mountain Guardian III BDC, LLC	3/27/2020	60,000,000
AG Direct Lending Fund II L.P.	3/31/2020	21,746,937
Business Development Corp. Of America	4/1/2020	34,000,000
Owl Rock Capital Technology Holdings LLC	5/22/2020	612,083
Endurance II L.P.	8/24/2020	9,725,000
Owl Rock Technology Finance Corp.	9/24/2020	23,202,587
Middle Market Credit Fund II, LLC	11/3/2020	12,708,191
HPS Mezzanine Partners 2019 LP	11/16/2020	6,041,717
Silver Point Specialty Credit Fund II, L.P	12/15/2020	22,808,459
BDCA Senior Loan Fund LLC	1/20/2021	43,562,000
Varagon Capital Direct Lending	3/25/2021	10,000,000
Ares Commercial Finance LP	3/31/2021	11,309,134
Crescent Mezzanine Partners VIIC, L.P.	3/31/2021	6,203,310
Providence Debt Fund III (Non-US) L.P.	3/31/2021	3,154,380
Annaly Credit Opportunities Onshore Fund LP	4/16/2021	25,605,753
Barings Private Credit	5/10/2021	450,000,000
Barings Capital Investment Corporation	1/25/2021	25,000,000
HPS SLF V Feeder LP	5/14/2021	7,525,000
Marlin Credit Opportunity Fund LP	5/21/2021	12,623,105
Thompson Rivers LLC	6/29/2021	20,000,000
Waccamaw River LLC LP	5/4/2021	2,762,500

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Forward Foreign Currency Exchange Contracts
As of June 30, 2021 (Unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at June 30, 2021	Unrealized Appreciation (Depreciation)
British Pound	State Street	USD	August 04, 2021	(860,794)	$(1,198,333)	$(1,190,838)	$7,495
British Pound	State Street	USD	September 15, 2021	(7,489,749)	(10,571,406)	(10,362,416)	208,990
British Pound	State Street	USD	September 30, 2021	(27,256,851)	(37,745,287)	(37,717,138)	28,149
British Pound	State Street	USD	November 04, 2021	(1,970,875)	(2,744,059)	(2,727,569)	16,490
British Pound	State Street	USD	November 10, 2021	(1,732,348)	(2,424,811)	(2,397,514)	27,297
British Pound	State Street	USD	August 11, 2022	(218,601)	(286,979)	(302,830)	(15,851)
Canadian Dollars	State Street	USD	August 26, 2021	(10,031,641)	(8,310,654)	(8,092,396)	218,258
Euro	State Street	USD	August 09, 2021	(2,757,521)	(3,333,650)	(3,272,374)	61,276
Euro	State Street	USD	August 10, 2021	(843,118)	(1,027,162)	(1,000,557)	26,605
Euro	State Street	USD	September 30, 2021	(9,584,808)	(11,427,200)	(11,388,781)	38,419
Norwegian Krone	State Street	USD	August 11, 2023	(13,125,000)	(1,451,399)	(1,522,784)	(71,385)
Swedish Krona	State Street	USD	August 11, 2022	(11,192,758)	(1,290,603)	(1,313,924)	(23,321)
Swedish Krona	State Street	USD	August 23, 2024	(11,250,000)	(1,279,529)	(1,331,925)	(52,396)

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(83,091,072)	$(82,621,046)	$470,026

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Summary of Investments
As of June 30, 2021 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Senior Secured Loans
Industrials	18.0%
Technology	16.0%
Health Care	15.4%
Consumer Discretionary	9.4%
Financials	5.0%
Materials	3.7%
Consumer Staples	3.1%
Communications	2.3%
Governments	1.2%
Utilities	0.1%
Energy	0.0%
Total Senior Secured Loans	74.2%
Private Investment Vehicles
Non-Listed Business Development Companies	27.8%
Investment Partnerships	8.0%
Joint Ventures	2.7%
Special Purpose Vehicle for Senior Secured Bonds	0.5%
Private Equity	0.3%
Total Private Investment Vehicles	39.3%
Collateralized Loan Obligations	10.9%
Preferred Stocks
Health Care	0.8%
Industrials	0.1%
Total Preferred Stocks	0.9%
Subordinated Debt
Financials	0.2%
EQUIPMENT LEASES	0.2%
Common Stocks
Financials	0.2%
Short-Term Investments	0.7%
Total Investments	126.6%
Liabilities in Excess of Other Assets	(26.6)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Assets and Liabilities
June 30, 2021 (Unaudited)

Assets:
Investments, at value (cost $2,677,287,130)	$2,714,427,533
Joint ventures, at fair value (cost $56,270,191)	60,231,000
Foreign currency, at value (cost $343,040)	342,325
Unrealized appreciation on forward foreign currency exchange contracts	632,979
Cash	15,849,475
Receivables:
Investment securities sold	25,699,639
Fund shares sold	14,022,326
Dividends and interest	17,644,147
Prepaid expenses	5,812,066
Total assets	2,854,661,490

Liabilities:
Reverse repurchase agreements, at value (proceeds $13,549,000)	13,549,000
Unrealized depreciation on forward foreign currency exchange contracts	162,953
Due to Custodian	2,168,759
Payables:
Secured revolving credit facility	440,000,000
Unfunded loan commitments	205,661,259
Investment securities purchased	(644,028)
Interest on secured revolving credit facility	1,504,291
Interest on reverse repurchase agreements	3,506
Investment Management fees	411,201
Sub-Advisory fees	278,056
Audit fees	41,404
Fund administration fees	128,778
Legal fees	11,659
Custody fees	58,440
Trustees’ fees and expenses	122,301
Transfer Agency fees and expenses	11,047
Fund accounting fees	39,449
Chief Compliance Officer fees	6,875
Other accrued expenses	50,700
Total liabilities	663,565,650

Net Assets	$2,191,095,840

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$2,156,542,077
Total distributable earnings	34,553,763
Net Assets	$2,191,095,840

Class I Shares:
Net assets applicable to shares outstanding	$2,191,095,840
Shares of beneficial interest issued and outstanding	206,872,914
Net asset value, offering, and redemption price per share	$10.59

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Operations
For the Six Months Ended June 30, 2021 (Unaudited)

Investment Income:
Interest	$42,432,010
Dividends	2,324,847
Distributions from investment partnerships	5,985,503
Distributions from joint venture investments	1,372,941
Miscellaneous income	216,892
Total investment income	52,332,193

Expenses:
Investment management fees	6,735,610
Interest on secured revolving credit facility	3,748,791
Sub-advisory fees	490,724
Interest on reverse repurchase agreements	119,802
Legal fees	309,088
Fund administration fees	522,512
Fund accounting fees	172,109
Registration fees	140,174
Transfer agent fees and expenses	116,771
Custody fees	105,947
Audit fees	58,552
Trustees’ fees and expenses	158,301
Shareholder reporting fees	107,594
Chief Compliance Officer fees	24,440
Insurance fees	17,446
Miscellaneous expenses	480,466
Total fees and expenses	13,308,327
Recapture of previously waived and/or reimbursed expenses (Note 4)	0
Net expenses	13,308,327
Net investment income	39,023,866

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,379,412
Forward foreign currency exchange contracts	(926,016)
Foreign currency transactions	(296,319)
Net realized gain	157,077
Net change in unrealized appreciation/depreciation on:
Investments	26,048,124
Forward foreign currency exchange contracts	1,039,526
Foreign currency translations	(65,547)
Net change in unrealized appreciation/depreciation	27,022,103
Net realized and unrealized gain	27,179,180

Net Increase in Net Assets from Operations	$66,203,046

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020
Net Increase in Net Assets from:
Operations:
Net investment income	$39,023,866	$28,277,087
Net realized gain on investments, forward foreign currency exchange contracts and foreign currency transactions	157,077	492,246
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	27,022,103	12,737,906
Net increase in net assets resulting from operations	66,203,046	41,507,239

Distributions to shareholders:
Distributions:
Class I	(44,205,746)	(31,818,077)
From return of capital:
Class I	—	(4,439,794)
Total	(44,205,746)	(36,257,871)

Capital Transactions:
Proceeds from shares sold:
Class I	1,448,589,151	497,552,093
Reinvestment of distributions:
Class I	11,521,253	8,708,770
Cost of shares repurchased:
Class I	(35,903,805)	(35,154,685)
Net increase in net assets from capital transactions	1,424,206,599	471,106,178

Net increase in net assets	1,446,203,899	476,355,546

Net Assets:
Beginning of period	744,891,941	268,536,395
End of period	$2,191,095,840	$744,891,941

Capital Share Transactions:
Shares sold:
Class I	137,205,584	48,087,003
Shares issued in reinvestment of distributions:
Class I	1,099,357	849,428
Shares redeemed:
Class I	(3,376,397)	(3,450,199)
Net increase in capital shares outstanding	134,928,544	45,486,232

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2021 (Unaudited)

Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$66,203,046
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(2,228,081,794)
Sales of investments	458,925,359
Net accretion on investments	(1,146,831)
Net realized gain on investments	(1,379,412)
Net realized gain on paydowns	(1,480,135)
Net change in unrealized (appreciation)/depreciation	(27,087,650)
Return of capital distributions received	4,056,163
Original issue discount and amendment fees	2,615,748
Change in short-term investments, net	4,267,107
(Increase)/Decrease in assets:
Foreign currency	(305,962)
Investment securities sold	(21,263,209)
Dividends and interest	(11,066,836)
Prepaid expenses	(2,763,440)
Increase/(Decrease) in liabilities:
Investment securities purchased	(3,217,695)
Unfunded loan commitments	149,103,759
Investment Management fees	391,517
Sub-Advisory fees	13,374
Interest from reverse repurchase agreements	(2,585)
Interest payable on secured revolving credit facility	1,331,781
Audit fees	(59,596)
Legal fees	(40,696)
Fund administration fees	66,806
Trustees’ fees and expenses	122,301
Custody fees	22,500
Transfer Agency fees and expenses	(21,453)
Fund accounting fees	21,403
Chief Compliance Officer fees	3,879
Other accrued expenses	567
Net cash used in operating activities	(1,610,771,984)

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2021 (Unaudited) (Continued)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	$1,443,948,386
Cost of shares repurchased	(35,903,805)
Distributions paid to shareholders, net of reinvestments	(32,684,493)
Proceeds from reverse repurchase agreements	27,098,000
Payments made on reverse repurchase agreements	(26,106,000)
Proceeds from secured revolving credit facility	562,000,000
Payments on secured revolving credit facility	(312,000,000)
Due to custodian	321,919
Net cash provided by financing activities	1,626,674,007

Net increase in cash	15,902,023

Cash
Cash, beginning of period	52,548
Cash, end of period	$15,849,475

Non cash financing activities not included herein consist of $11,521,253 of reinvested dividends.

Cash paid for interest on credit facility during the period was $2,229,685.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Financial Highlights
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Period March 6, 2019* through December 31, 2019
Net asset value, beginning of period	$10.35	$10.15	$10.00
Income from Investment Operations:
Net investment income[1]	0.30	0.72	0.34
Net realized and unrealized gain (loss) on investments[2]	0.22	0.19	(0.04)
Total income from investment operations	0.52	0.91	0.30

Less Distributions to shareholders:
From net investment income	(0.28)	(0.62)	(0.15)
From return of capital		(0.09)	—
From net realized gain	—	— [3]	— [3]
Total Distributions to shareholders	(0.28)	(0.71)	(0.15)

Net asset value, end of period	$10.59	$10.35	$10.15

Total return[4]	5.51%[5]	9.25%	3.05%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,191,096	$744,892	$268,536

Ratio of expenses to average net assets (excluding interest expense):
Before fees waived	1.40%[6]	1.80%	2.25%[6]
After fees waived	1.40%[6]	1.80%	1.78%[6]
Ratio of net investment income to average net assets (excluding interest expense):
Before fees waived	6.36%[6]	7.67%	3.58%[6]
After fees waived	6.36%[6]	7.67%	4.05%[6]

Ratio of expenses to average net assets (including interest expense):
Before fees waived	1.97%[6]	2.43%	2.28%[6]
After fees waived	1.97%[6]	2.43%	1.81%[6]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived	5.78%[6]	7.04%	3.55%[6]
After fees waived	5.78%[6]	7.04%	4.02%[6]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Financial Highlights
Class I (Continued)

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Year Ended December 31, 2020	For the Period March 6, 2019* through December 31, 2019
Senior Securities
Total Amount Outstanding exclusive of Treasury Securities
Reverse Repurchase Agreements[7]	$13,549,000	$12,557,000	$6,034,000
Borrowings-Credit Facility Agreement[7]	440,000,000	190,000,000	—
Asset Coverage Per $1,000 of Borrowings
Reverse Repurchase Agreements[7]	162,716	60,321	45,504
Borrowings-Credit Facility Agreement[7]	5,980	4,916	—

Portfolio turnover rate	27%[5]	29%	15%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

[3]	Amount represents less than $0.01 per share.

[4]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

[5]	Not annualized.

[6]	Annualized.

[7]

As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the Investment Company Act.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited)

1. Organization

The Cliffwater Corporate Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company operating as an interval fund. The Fund operates under an Agreement and Declaration of Trust dated March 21, 2018 (the “Declaration of Trust”). Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on March 6, 2019.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund’s Registration Statement allows it to offer two classes of shares, Class A Shares and Class I Shares. Only Class I shares have been issued as of June 30, 2021.

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership or participation in a pool of direct loans; (iv) investing in companies and/or private investment funds (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield securities, including securities representing ownership or participation in a pool of such securities; and (vi) investments in bank loans including securities representing ownership or participation in a pool of such loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in hedge funds and private equity funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality, often referred to as “junk” loans.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Consolidation of a Subsidiary

On February 3, 2020, CCLF SPV LLC (“CCLF SPV”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of CCLF SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2021 net assets of the CCLF SPV LLC were $790,260,374, or approximately 36.07% of the Fund’s total net assets.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

On April 15, 2021, MC-CW Holdings, LLC (“CCLF MCCW”) was formed as a limited liability company, and it is a wholly owned subsidiary of CCLF SPV. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of CCLF MCCW. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of June 30, 2021 net assets of the CCLF MCCW were $11,005,266, or approximately 0.50% of the Fund’s total net assets.

On May 25, 2021, CCLF Holdings LLC (“CCLF HOLD”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of CCLF HOLD. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of June 30, 2021.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of June 30, 2021, the Fund had thirteen outstanding forward currency contracts sold short.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Warehouse Investments

The Fund may invest in Warehouse investments (“Warehouses”), which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles. To finance the acquisition of a Warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a Warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in Warehouses are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

The Warehouse investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the value of a Warehouse investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse investment, a significant portion (and in some circumstances all) of the Warehouse investments made by the Fund may not be repaid.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Statement of Operations. As of June 30, 2021, the Fund received $281,577 in commitment fees. As of June 30, 2021, the Fund had the following unfunded loan commitments as noted in the consolidated Schedule of Investments with a total principal amount of $205,661,259 reflected as unfunded loan commitments within the consolidated Statement of Assets and Liabilities.

Borrower	Type	Principal Amount	Value
Advanced Dermatology and Cosmetic Surgery	Delayed Draw	$2,892,562	$2,863,636
Apex Service Partners	Delayed Draw	435,189	428,705
Applied Technical Services	Delayed Draw	2,272,727	2,272,727
Applied Technical Services	Revolver	909,091	899,455
AWT Merger Sub, Inc.	Delayed Draw	2,500,000	2,475,000
AWT Merger Sub, Inc.	Revolver	892,857	883,929
Barracuda Dental LLC	Delayed Draw	919,540	908,046
Barracuda Dental LLC	Revolver	781,609	768,991
BCPE North Star US Holdings Co.	Delayed Draw	2,210,526	2,210,526
Beacon Mobility	Delayed Draw	9,948,600	9,749,628
Bendon	Revolver	1,800,000	1,782,000
CC SAG Acquisition Corp.	Delayed Draw	3,496,504	3,470,280
CC SAG Acquisition Corp.	Delayed Draw	1,748,252	1,735,140
CC SAG Acquisition Corp.	Revolver	699,301	688,811

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Classic Collision	Delayed Draw	$18,617,021	$18,430,851
Classic Collision	Revolver	1,382,979	1,355,319
Cleo Communications Holding, LLC	Revolver	2,140,000	2,118,600
Clubessential LLC	Revolver	585,645	576,860
CommentSold, Inc.	Revolver	454,545	447,727
Connect America.com, LLC	Revolver	672,304	658,858
Connectwise, LLC.	Revolver	331,858	331,858
Consolidated Label Co.	Revolver	1,339,286	1,325,893
Consolidated Label Co.	Revolver	578,516	572,731
Continental Acquisition Holdings, Inc.	Delayed Draw	2,678,571	2,708,571
CORA Health Holdings Corp.	Delayed Draw	5,401,846	5,374,837
CORA Health Holdings Corp.	Revolver	769,231	761,538
D4C Dental Brands, Inc.	Delayed Draw	251,220	247,928
D4C Dental Brands, Inc.	Revolver	714,286	700,902
DataLink, LLC	Delayed Draw	1,185,484	1,173,629
DataLink, LLC	Revolver	846,774	838,306
DCA Holdings LLC	Delayed Draw	3,954,802	3,925,141
Diligent Corporation	Delayed Draw	1,600,000	1,584,000
Fleetwash, Inc.	Delayed Draw	224,947	224,384
GOVDELIVERY Holdings, LLC	Delayed Draw	8,657,069	8,725,902
GOVDELIVERY Holdings, LLC	Revolver	536,402	537,099
Hawkeye AcquisitionCo, LLC	Delayed Draw	3,017,143	2,986,971
Hawkeye AcquisitionCo, LLC	Revolver	500,000	495,000
IMIA Holdings, Inc.	Revolver	1,027,397	1,006,849
Insightsoftware	Delayed Draw	4,250,000	4,237,781
insightsoftware	Revolver	185,493	185,438
Integrated Oncology Network, LLC	Revolver	83,957	82,907
Isaac Heating & Air Conditioning	Delayed Draw	4,736,842	4,713,158
Isaac Heating & Air Conditioning	Revolver	1,736,842	1,719,474
ISS Compressors Industries, Inc.	Revolver	416,667	388,709
JTM Foods, LLC	Delayed Draw	1,158,366	1,152,574
JTM Foods, LLC	Revolver	895,355	886,402
Keystone Agency	Delayed Draw	9,039,474	8,949,079
Komline-Sanderson Goup Inc	Delayed Draw	5,875,000	5,827,260
Komline-Sanderson Goup Inc	Revolver	1,367,188	1,353,516
Len the Plumber, LLC	Delayed Draw	5,175,821	5,142,783
LMG Holdings, Inc.	Revolver	285,714	282,857

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
LOC Performance Products	Revolver	$1,875,000	$1,846,875
Marquee Dental	Delayed Draw	1,481,657	1,447,691
MBS Holdings, Inc.	Revolver	1,271,186	1,258,475
MedMark Services	Delayed Draw	2,000,000	1,980,000
New Era Technology	Delayed Draw	1,854,667	1,817,574
New Era Technology	Revolver	228,033	223,472
NL1 ACQUIRECO	Delayed Draw	3,612,143	2,892,104
NL1 ACQUIRECO	Revolver	988,553	785,515
Obagi Cosmeceuticals	Revolver	2,500,000	2,450,000
Olympic Buyer, Inc.	Revolver	1,960,784	1,921,569
PCS Software	Revolver	206,104	206,104
PCX Aerosystems	Delayed Draw	3,125,000	3,109,375
PCX Aerosystems	Revolver	625,000	618,750
Pediatric Therapy Services, LLC	Delayed Draw	87,594	86,718
Pegasus Global Enterprise Holdings, LLC	Delayed Draw	1,944,167	1,910,144
Pentech Holdings, Inc.	Revolver	892,857	888,737
Pinnacle Dermatology Management, LLC	Delayed Draw	3,674,274	3,637,531
Pinnacle Dermatology Management, LLC	Revolver	346,797	343,329
Pinnacle Treatment Centers, Inc.	Delayed Draw	228,571	228,571
Pinnacle Treatment Centers, Inc.	Revolver	285,714	285,714
Pool & Electrical Products, LLC	Revolver	2,535,879	2,510,520
Purfoods, LLC	Delayed Draw	1,500,000	1,485,000
Radwell International, LLC	Revolver	1,193,517	1,179,195
RCS Industrials Senior Secured Loan	Revolver	285,714	284,286
RCS Industrials Senior Secured Loan	Delayed Draw	125,000	124,375
RCS Industrials Senior Secured Loan	Revolver	138,889	138,194
Regent Holding Company, LLC	Revolver	2,018,797	1,983,468
Sonny`s Enterprises, LLC	Revolver	640,244	640,244
Spartronics LLC	Revolver	2,558,824	2,539,632
Spear Education, LLC	Delayed Draw	1,562,500	1,562,500
The PromptCare Companies, Inc.	Delayed Draw	86,496	86,496
The PromptCare Companies, Inc.	Revolver	644,801	644,801
The Smilist Company	Delayed Draw	2,095,342	2,085,386
The Smilist Company	Revolver	582,039	577,057
Transtar	Delayed Draw	1,448,276	1,433,793
Trident Maritime Systems, Inc.	Revolver	1,222,222	1,200,833
Troy Gastro	Delayed Draw	2,561,576	2,542,108

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount	Value
Troy Gastro	Revolver	$591,133	$586,640
Uniguest	Delayed Draw	2,947,368	2,886,241
Uniguest	Revolver	526,316	512,632
USME Holdings LLC	Delayed Draw	743,478	741,620
USME Holdings LLC	Revolver	936,232	929,210
V Global Holdings LLC	Revolver	749,618	743,996
Vector	Delayed Draw	15,000,000	14,850,000
Vital Care Buyer, LLC	Revolver	1,777,778	1,777,778
Zavation Medical Products, LLC	Revolver	1,621,622	1,605,405
ZBS Alliance Animal Health, LLC	Delayed Draw	6,198,694	6,074,720
		$205,661,259	$202,832,944

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

Certain senior secured loans are valued using unobservable pricing inputs received from the Fund’s sub-advisers (the “Sub-Advisers”). The Investment Manager will continuously monitor the valuations of Fund investments provided by the Sub-Advisers and review any material concerns with the Valuation Committee. The Investment Manager may conclude, however, in certain circumstances, that a fair valuation provided by a Sub-Adviser does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from the Sub-Adviser, in accordance with the Fund’s Valuation Procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee. The Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the Sub-Advisers. Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Manager, Sub-Advisers and the Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the first paragraph within this valuation of investments section.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Investment Manager is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Investment Manager will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered and accrued interest payments to be made by the Fund to counterparties are reflected as liabilities on the consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as interest from reverse repurchase agreements on the consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the consolidated Schedule of Investments and footnote 32 thereto. For the six months ended June 30, 2021, the average balance outstanding and weighted average interest rate were $13,051,260 and 1.86%, respectively.

	2021
	Remaining Contractual Maturity of the Agreements
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 days	30–90 days	Greater Than 90 days	Total
Collateralized Loan Obligations	$—	$—	$13,549,000	$—	$13,549,000
Total	$—	$—	$13,549,000	$—	$13,549,000

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

Borrowing, Use of Leverage

On March 12, 2020, the Fund’s wholly owned subsidiary, CCLF SPV LLC (“CCLF SPV”), entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as the initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Cortland Capital Market Services LLC as the Administrative Agent and Collateral Custodian and other parties. As of May 6, 2021, the Facility provides for borrowings on a committed basis in an aggregate principal amount up to $750,000,000, which amount may be increased from time to time upon mutual agreement by the Lenders and CCLF SPV secured by the Fund’s equity interest in CCLF SPV and by CCLF SPV’s assets. In connection with the Facility, CCLF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CCLF SPV or the Fund; (iii) a change of control of CCLF SPV; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable. For the six months ended June 30, 2021, the average balance outstanding and weighted average interest rate were $280,386,740 and 2.70%, respectively.

Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Multi-Manager Risk

Fund performance is dependent upon the success of the Investment Manager and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objectives. To a significant extent, the Fund’s performance will depend on the success of the Investment Manager’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Investment Manager may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

3. Principal Risks (continued)

not always be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers and Investment Manager invest independently of each other and may pursue investment strategies that “compete” with each other for investment opportunities, which could have the result of increasing an investment’s cost.

LIBOR Risk

LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR.

Since 2017, the UK’s Financial Conduct Authority has been working towards the cessation of LIBOR at the end of December 2021. On March 5, 2021, a statement was issued confirming that LIBOR will either cease to be published or will no longer be deemed representative after the following dates: December 31, 2021 for all non-U.S. LIBOR settings (e.g., EUR, GBP, CHF, JPY) and for the lesser-used USD LIBOR settings (e., 1 week and 2 months) and June 30, 2023 for remaining USD LIBOR settings (overnight and 1-, 3-, 6- and 12-month).

Regulators and industry working groups have suggested numerous alternative reference rates to LIBOR. Leading alternatives include Sonia in the UK, €STR in the EU, Tonar in Japan, and in the US, the NY Fed has been working to develop the Secured Overnight Financing Rate (SOFR). Global consensus is still coalescing around the transition to a new reference rate and the process for amending existing contracts. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Pandemic Risk

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market-place, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

3. Principal Risks (continued)

The Fund, the Investment Manager and Sub-Advisers have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A continuation of pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

COVID-19 has led to a recession in most developed countries in the world, and it could lead to increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been and continue to be implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are also unknown, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

4. Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.00% on an annualized basis of the Fund’s Net Assets. The Investment Manager has contractually agreed to an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, distribution and servicing fees, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation and Reimbursement Agreement. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends two years from the date of commencement of the Fund’s operations. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter.

The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager (“allocated portion”). Pursuant to separate sub-advisory agreements, the Fund has agreed to pay Audax Management Company (NY), LLC a monthly sub-advisory fee, on an annualized basis, of (i) 0.95% on the value of the allocated portion’s average daily assets for the first fifty million dollars ($50,000,000), (ii) 0.85% on the value of the allocated portion’s average daily assets that exceeds fifty million dollars ($50,000,000) up to one hundred million dollars ($100,000,000), and (iii) 0.65% on the value of the allocated portion’s average daily assets that exceeds one hundred million dollars ($100,000,000). The portfolio management fees paid to Crescent Capital Group LP (“Crescent Capital”) are 1.00% on an annualized basis of the allocated portion of the Fund’s average daily assets managed by Crescent Capital. The portfolio management fees paid to BlackRock Capital Investment Advisors (“BlackRock”) will be 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by BlackRock.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

4. Investment Advisory and Other Agreements (continued)

For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At June 30, 2021 the amount of these potentially recoverable expenses is $490,297 expiring on December 31, 2022. For the six-month period ended June 30, 2021, the Investment Manager did not recover any previously waived expenses.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the six months ended June 30, 2021, the Fund’s allocated UMBFS fees are reported on the consolidated Statement of Operations.

A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the six months ended June 30, 2021, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator are reported on the consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2021, are reported on the consolidated Statement of Operations.

5. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon Net Asset Value (“NAV”) as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of June 30, 2021:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$—	$64,831,621	$1,561,804,341	$—	$1,626,635,962
Private Investment Vehicles	—	—	6,858,782	854,322,356	861,181,138
Collateralized Loan Obligations	—	27,907,261	87,656,191	122,283,936	237,847,388
Preferred Stocks	—	—	19,634,692	—	19,634,692
Subordinated Debt	—	—	5,500,000	—	5,500,000
Equipment Leases	—	—	4,026,458	—	4,026,458
Common Stocks	—	—	3,611,111	—	3,611,111
Short-Term Investments	16,221,784	—	—	—	16,221,784
Total Investments, at fair value	$16,221,784	$92,738,882	$1,689,091,575	$976,606,292	$2,774,658,533

Other Financial Instruments[1]
Forward Contracts	$—	$632,979	$—	$—	$632,979
Total Assets	$16,221,784	$93,371,861	$1,689,091,575	$976,606,292	$2,775,291,512

Liabilities
Investments, at fair value
Reverse Repurchase Agreement	$—	$13,549,000	$—	$—	$13,549,000
Other Financial Instruments[1]
Forward Contracts	—	162,953	—	—	162,953
Total Liabilities, at fair value	$—	$13,711,953	$—	$—	$13,711,953

[1]

Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

5. Fair Value of Investments (continued)

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the six months ended June 30, 2021:

	Senior Secured Loans	Private Investment Vehicles	Collateralized Loan Obligations	Preferred Stocks	Subordinated Debt	Equipment Leases	Common Stocks	Total
Balance as of January 1, 2021	$709,359,963	$6,766,715	$92,373,408	$—	$—	$—	$—	$808,500,086
Purchases	1,213,099,553	—	—	19,412,500	5,500,000	4,500,000	—	1,242,512,053
Sales/Paydowns	(351,444,987)	—	—	—	—	(473,542)	—	(351,918,529)
Realized gains (losses)	1,395,274	—	—	—	—	—	—	1,395,274
Original issue discount and amendment fees	(2,615,749)	105,000	—	—	—	—	—	(2,510,749)
Accretion	1,039,991	—	89,491	—	—	—	—	1,129,482
Change in Unrealized appreciation (depreciation)	4,506,721	(12,933)	2,413,389	222,192	—	—	—	7,129,369
Transfers In	—	—	20,687,164	—	—	—	3,611,111	24,298,275
Transfers Out	(13,536,425)	—	(27,907,261)	—	—	—	—	(41,443,686)
Balance as of June 30, 2021	$1,561,804,341	$6,858,782	$87,656,191	$19,634,692	$5,500,000	$4,026,458	$3,611,111	$1,689,091,575

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2021.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Collateralized Loan Obligations	$87,656,191	Income Approach	Interest Rate/ Discount Margin	6.85% - 15.00%
			Default Rate	2 - 100 CDR
			Recovery Rate	60% - 70% or market
			Term	Maturity, or Reinvestment +24
			Prepayment Assumptions	20 CPR
			Reinvestment Assumptions	$99.00

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

5. Fair Value of Investments (continued)

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Senior Secured Loans	$706,108,193	Income Approach/ Matrix Pricing	Discount Rate	4.51% - 11.56%
			Senior Leverage	2.91x - 10.57x
			Total Leverage	4.25x - 14.58x
			Interest Coverage	0.67x - 4.16x
			Debt Service	0.60x - 3.62x
			Total Enterprise Value to Debt	0.91x - 4.82x
			Liquidity	56% - 395%
	855,696,147	Cost	Recent Transaction Price	N/A
Subordinated Debt	5,500,000	Cost	Recent Transaction Price	N/A
Private Equity	6,858,782	Income Approach	Weighted Average Cost of Capital	12.0%
	23,245,804	Cost	Recent Transaction Price	N/A
Equipment Leases	4,026,458	Cost	Recent Transaction Price	N/A

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $10 million and the minimum initial investment in Class A Shares by any investor is $10,000. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Class I Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Class A Shares will be subject to a sales charge of up to 5.00% while Class I Shares will not be subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

6. Capital Stock (continued)

notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the six months ended June 30, 2021 are as follows:

Commencement Date	January 8, 2021	April 7, 2021
Repurchase Request	February 11, 2021	May 7, 2021
Repurchase Pricing date	February 11, 2021	May 7, 2021

Net Asset Value as of Repurchase Offer Date
Class I	$10.45	$10.71

Amount Repurchased
Class I	$10,345,765	$25,558,040

Percentage of Outstanding Shares Repurchased
Class I	1.10%	1.52%

7. Federal Income Taxes

At June 30, 2021, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,717,196,803
Gross unrealized appreciation	51,212,416
Gross unrealized depreciation	(7,299,686)
Net unrealized appreciation on investments	$43,912,730

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—

Accumulated capital and other losses	(611,199)
Unrealized appreciation/(depreciation)
Investments	13,209,705
Foreign Currency	5,214
Organizational Cost	(47,538)
Total accumulated earnings	$12,556,182

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	2020	2019
Distribution paid from:
Ordinary income	$31,816,599	$3,720,885
Return of Capital	4,439,794	—
Net long-term capital gains	1,478	—
Total distributions paid	$36,257,871	$3,720,885

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

7. Federal Income Taxes (continued)

During the fiscal year ended December 31, 2020, the Cliffwater Corporate Lending Fund utilized $61,911 of non-expiring short-term capital loss carry forwards.

Under current tax law, certain specified ordinary losses incurred after October 31st of a fund’s fiscal year may be deferred and treated as occurring on the first business date of the following fiscal year for tax purposes. The fund elected to defer $611,199 of specified ordinary losses for the tax year ending December 31, 2020.

8. Investment Transactions

For the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were $2,149,767,298 and $458,925,359, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the six months ended June 30, 2021 in order to hedge overall portfolio currency risk. By entering into these contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations are presented in the tables below. The fair values of derivative instruments, as of June 30, 2021, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/depreciation on forward contracts	Forward Contracts	$632,979	$162,953
Total		$632,979	$162,953

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Foreign Exchange Contracts	$(926,016)	$(926,016)

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Foreign Exchange Contracts	$1,039,526	$1,039,526

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

10. Derivatives and Hedging Disclosures (Continued)

The quarterly average volumes of derivative instruments as of June 30, 2021 are as follows:

Derivatives not designated as hedging instruments	Short Forward Contracts
Foreign Exchange Contracts	10

11. Joint Ventures

Middle Market Credit Fund II, LLC

In November 2020, TCG BDC, Inc. and the Fund formed a joint venture, Middle Market Credit Fund II, LLC ( “MMCF II”), that invests primarily in senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominately private U.S. middle market companies. Middle market companies are defined as those with annual revenues up to $1 billion, although MMCF II may invest in larger or smaller companies. It may also purchase interests in loans or corporate bonds through secondary market transactions. MMCF II invests in portfolio companies in the same industries in which the Fund may directly invest. MMCF II was formed as a Delaware limited liability company and is not consolidated by either TCG BDC, Inc. or the Fund for financial reporting purposes. As of June 30, 2021, MMCF II had total assets of $259.8 million. MMCF II’s portfolio consisted of debt investments in 44 portfolio companies as of June 30, 2021. As of June 30, 2021, the largest investment in a single portfolio company in the MMCF II’s portfolio in aggregate principal amount was $8.8 million; and the five largest investments in portfolio companies in MMCF II totaled $44.0 million.

The Fund provides capital to MMCF II in the form of LLC equity interests. As of June 30, 2021, TCG BDC, Inc. and the Fund owned 84.13% and 15.87%, respectively, of the LLC equity interests of MMCF II. The Fund’s investment in MMCF II consisted of equity contributions of $12.5 million as of June 30, 2021.

TCG BDC, Inc. and the Fund each appointed two members to MMCF II’s four-person board of directors. All material decisions with respect to MMCF II, including those involving its investment portfolio, require unanimous approval of a quorum of the board of directors. Quorum is defined as the presence of two members of the board of directors; provided that at least one individual is present that was elected, designated or appointed by each member.

Below is a listing of MMCF II’s individual investments as of June 30, 2021 (dollar amounts in thousands):

Par/Principal Amount	Investments	Fair Value
$6,237	Airnov, Inc.	$6,237
4,411	Alpine SG, LLC	4,366
8,532	American Physician Partners, LLC	8,463
7,650	AMS Group HoldCo, LLC	7,650
5,357	Apptio, Inc.	5,397
4,378	Aurora Lux FinCo S.Á.R.L. (Luxembourg)	3,949
992	Avenu Holdings, LLC	992
3,291	BMS Holdings III Corp.	3,291
8,267	Captive Resources Midco, LLC	8,268
3,475	Chartis Holding, LLC	3,475
8,755	Comar Holding Company, LLC	8,755
8,756	Cority Software Inc. (Canada)	8,756
8,158	Ethos Veterinary Health LLC	8,137
8,755	EvolveIP, LLC	8,755
6,876	K2 Insurance Services, LLC	6,858
8,955	Kaseya, Inc.	8,990
8,435	Mailgun Technologies, Inc.	8,415
8,778	National Technical Systems, Inc.	8,807

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

11. Joint Ventures (Continued)

Par/Principal Amount	Investments	Fair Value
$8,754	NMI AcquisitionCo, Inc.	$8,802
1,000	Paramit Corporation	1,000
4,377	PPC Flexible Packaging, LLC	4,377
3,283	Redwood Services Group, LLC	3,267
6,467	Reladyne, Inc.	6,403
8,215	Riveron Acquisition Holdings, Inc.	8,215
8,444	RSC Acquisition, Inc.	8,528
6,476	Smile Doctors, LLC	6,476
6,974	Superior Health Linens, LLC	6,974
8,753	T2 Systems, Inc.	8,753
1,710	TCFI Aevex LLC	1,679
8,754	TSB Purchaser, Inc.	8,738
8,132	Turbo Buyer, Inc.	7,970
3,283	US INFRA SVCS Buyer, LLC	3,195
4,376	Zemax Software Holdings, LLC	4,333
7,403	Zenith Merger Sub, Inc.	7,403
5,514	AI Convoy S.A.R.L (United Kingdom)	5,720
5,000	AQA Acquisition Holdings, Inc.	4,875
4,852	Quartz Holding Company	4,852
5,514	Tank Holding Corp.	5,567
5,514	Ultimate Baked Goods MIDCO, LLC	5,514
2,365	World 50, Inc.	2,352

Below is certain summarized financial information for MMCF II as of June 30, 2021 and for the six-month period ended June 30, 2021 (dollar amounts in thousands):

Consolidated Statement of Assets, Liabilities and Members’ Equity:

As of June 30, 2021
ASSETS
Investments, at fair value (amortized cost of $242,728 and 245,312, respectively)	$244,554
Cash and cash equivalents	12,755
Interest receivable	2,095
Receivable for investments sold/repaid	308
Prepaid expenses and other assets	129
Total assets	$259,841

LIABILITIES AND MEMBERS’ EQUITY
Payable for investments purchased	$4,875
Notes payable, net of unamortized debt issuance costs of $839 and $875, respectively	156,661
Interest and credit facility fees payable	999
Dividend payable	3,492
Other liabilities	572
Total liabilities	$166,599

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

11. Joint Ventures (Continued)

As of June 30, 2021
Members’ equity
Members’ distributions	$90,805
Members’ distributions	(7,718)
Accumulated income from operations	10,155
Total members’ equity	$93,242
Total liabilities and members’ equity	$259,841

Consolidated Statement of Operations:

For the six month period ended June 30, 2021
Investment income:
Interest income	$9,150
Other income	217
Total investment income	9,367

Expenses:
Professional fees	200
Administrative service fees	37
Interest expense	2,366
Credit facility fees	32
Other general and administrative	144
Total expenses	2,779

Net investment income (loss)	6,588

Net realized gain (loss) and net change in unrealized appreciation on investments
Net realized gain (loss) on investments	—
Net change in unrealized appreciation (depreciation) on investments	712
Net realized gain (loss) and net change in unrealized appreciation on investments	712

Net increase (decrease) in net assets resulting from operations	$7,300

Commitments and Contingencies

MMCF II had outstanding commitments to fund investments totaling $157,500 under undrawn revolvers and other credit facilities as of June 30, 2021.

BDCA Senior Loan Fund, LLC

On January 20, 2021, BDCA and the Fund formed a joint venture, BDCA Senior Loan Fund, LLC (“BDCA SLF”), that invests primarily in senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominantly private U.S. middle-market companies. Middle market companies are defined as those with annual revenues up to $1 billion, although BDCA SLF may invest in larger or smaller companies. BDCA SLF may also purchase interests in loans or corporate bonds through secondary market transactions. BDCA SLF invests in portfolio companies in the same industries in which CCLF may directly invest. BDCA SLF was formed as a Delaware limited liability company and is not consolidated by either BDCA or

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

11. Joint Ventures (Continued)

the Fund for financial reporting purposes. As of June 30, 2021, BDCA SLF had total assets of $900.7. BDCA SLF’s portfolio consisted of debt investments in 139 portfolio companies as of June 30, 2021. As of June 30, 2021, the largest investment in a single portfolio company in BDCA SLF’s portfolio in aggregate principal amount was $21.5 million; and the five largest investments in portfolio companies in BDCA SLF totaled $97.9 million.

The Fund provides capital to BDCA SLF in the form of LLC equity interests. As of June 30, 2021, BDCA and the Fund owned 87.50% and 12.50%, respectively, of the LLC equity interests of BDCA SLF. The Fund’s investment in BDCA SLF consisted of equity contributions of $43.6 million as of June 30, 2021. As of the same date, the Fund had commitments to fund equity interests in BDCA SLF of $43.6 million, of which $0 was unfunded.

BDCA and the Fund each appoint two members to BDCA SLF’s four-person board of directors. All material decisions with respect to BDCA SLF, including those involving its investment portfolio, require unanimous approval of a quorum of the board of directors. Quorum is defined as (i) the presence of two members of the board of directors; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of directors; provided that the individual that was elected, designated or appointed by the member with only one individual present shall be entitled to cast two votes on each matter; and (iii) the presence of four members of the board of directors; provided that two individuals are present that were elected, designated or appointed by each member.

Below is a listing of BDCA SLF’s individual investments as of June 30, 2021 (dollar amounts in thousands):

Par/Principal Amount	Investments	Fair Value
$21,452	Navitas Midstream	$21,505
19,911	SI Group	19,961
19,209	ABC Financial	18,873
18,916	Acrisure	18,696
17,449	Justrite	17,144
943	Justrite	927
18,114	Ascensus	18,126
17,770	Avaya Holdings Corp	17,806
16,095	AccentCare	16,095
15,044	Rover Pipeline (Traverse)	15,091
14,305	Athena Health	14,336
13,699	WaterBridge Midstream	13,122
13,676	Eagleclaw	13,536
13,558	Ardent Health Partners	13,575
13,217	CareCentrix Inc	12,259
12,822	BMC Software Inc	12,742
12,818	Alvogen Pharma	12,602
10,752	Pacific Gas & Electric	10,598
10,573	Spring Education	10,180
10,195	LifePoint Health	10,166
9,521	Watlow	9,541
9,172	Protective Industrial Products	9,172
9,021	YI, LLC	9,021
8,823	Perstorp Ab	8,823
8,139	Matrix Medical	8,136
5,279	StandardAero	5,139
2,838	StandardAero	2,763
8,054	TSL Engineering	8,054

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

11. Joint Ventures (Continued)

Par/Principal Amount	Investments	Fair Value
$7,976	MyEyeDr	$7,970
7,944	Advisor Group Holdings	7,956
7,871	Vyaire Medical	6,730
7,859	Information Resources	7,845
7,843	Wirepath LLC	7,843
7,802	CVENT Inc	7,689
6,148	Dohmen Life Science Services	6,148
1,587	Dohmen Life Science Services	1,587
7,709	Salient	7,709
7,650	Affordable Care Holding Corp.	7,650
7,405	Civitas Solutions	7,414
0	Civitas Solutions	0
233	Civitas Solutions	233
7,577	Inmarsat	7,581
7,506	AP Gaming I LLC	7,429
7,500	MedRisk	7,497
7,500	Triton Water Holdings	7,490
7,018	IDERA, Inc.	7,014
6,983	S&S Holdings	6,983
3,846	Tenneco Inc	3,958
2,985	Tenneco Inc	2,949
6,745	Conterra Ultra	6,745
6,467	Internet Brands	6,479
6,352	Claros Mortgage Trust	6,367
6,316	AAdvantage	6,580
4,175	Heartland Dental	4,123
2,000	Heartland Dental	1,995
5,988	Insurity	5,988
5,856	Help at Home Inc.	5,867
0	Help at Home Inc.	0
5,694	Clarion Events Ltd	5,376
5,081	Conservice	5,070
5,000	Schumacher Group	5,028
4,988	Wilsonart Intern	4,985
4,987	StubHub	4,866
4,963	Jane Street	4,936
4,988	CCRR Parent	5,012
4,987	Milano	4,999
4,975	Staples Inc	4,843
4,937	Avis Budget Grp	4,832
4,927	Sierra Enterprises LLC	4,817
4,912	SFR Group	4,899
4,888	Dun & Bradstreet	4,861

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

11. Joint Ventures (Continued)

Par/Principal Amount	Investments	Fair Value
$4,786	OneDigital	$4,800
0	OneDigital	0
4,757	Greenway Medical Technologies	4,472
4,658	Aldevron	4,656
4,519	PSC Industrial Holdings Corp	4,463
4,255	Access CIG LLC	4,223
2,000	Adtalem Global Education Inc.	2,034
2,000	Adtalem Global Education Inc.	1,995
3,984	Consol Energy	3,743
3,976	Dealer Tire, LLC	3,974
3,864	Atlantic Power	3,864
3,857	LogMeIn Inc	3,850
3,814	United Continental Holdings Inc.	3,860
2,689	Kissner Milling Co Ltd	2,699
998	Kissner Milling Co Ltd	999
3,633	Medallion Midland	3,604
3,491	1-800-Contacts	3,491
3,365	Rover Pipeline (BCP)	3,301
3,292	Life Sciences	3,292
3,167	Wrench Group LLC	3,167
3,038	Kymera International	3,038
3,019	Ellucian (Sophia)	3,019
3,000	Apollo Commercial Real Estate	2,955
2,993	Mcgraw-Hill Inc	2,995
2,992	Station Casinos	2,953
1,653	Epic Health	1,666
1,335	Epic Health	1,328
0	Epic Health	0
2,985	Transdigm Inc	2,938
2,985	Brookfield Property REIT	2,910
2,984	Team Health Inc	2,891
2,983	Golden Nugget	2,959
2,946	Compass Power	2,911
2,942	Edgewater Generation	2,802
2,890	AkzoNobel Specialty Chemicals	2,867
2,608	Pelican Products Inc.	2,608
2,602	Medical Solutions	2,605
2,568	Spirit Aerosystems	2,582
2,500	Corelogic Inc	2,491
2,493	Cengage	2,495
2,386	Safe Fleet	2,368
2,027	PetroChoice Holdings Inc.	1,951
2,000	Taseko Mines Ltd	2,087

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

11. Joint Ventures (Continued)

Par/Principal Amount	Investments	Fair Value
$1,932	Bomgar	$1,928
1,577	Fastlane Parent Company	1,573
1,557	eResearch Technology	1,563
1,496	Promontory Interfinancial	1,492
1,496	Truck Hero	1,496
1,500	Flex Acquisition Co Inc	1,493
1,500	MicroStrategy Incorporated	1,500
1,460	4L Technologies	1,325
1,077	GTT Communications	1,086
966	Western Dental	965
903	Market Track, LLC	903
600	Altice Financing SA	604
578	Dunn Paper	571
519	Environmental Resources Management	518
400	Paysafe Ltd	394
160	CVR Partners	164
10,000	Education Advisory Board	10,000
9,972	Edelman Financial Services LLC	10,001
1,545	IDERA, Inc.	1,545
938	Bidfair Holdings Inc- Sotheby’s	952
4,000	Sound Point CLO LTD	3,762
2,500	Sound Point CLO LTD	2,444
2,400	Sound Point CLO LTD	2,187
1,000	Sound Point CLO LTD	912
7,250	Catamaran CLO	7,161
3,000	Dryden Senior Loan Fund CLO	2,994
2,000	Dryden Senior Loan Fund CLO	1,999
3,500	Avery Point Clo Ltd	3,370
3,000	Symphony CLO Ltd	2,992
3,000	Zais CLO	2,849
3,000	Highbridge Loan Mgmt Ltd	2,819
3,000	Venture CLO	2,952
2,500	Marble Point CLO Ltd	2,443
2,500	LCM Ltd Partnership	2,391
2,500	TCW Group	2,455
2,500	Madison Park Funding Ltd	2,416
2,200	Ocp Clo	2,090
2,000	Ozlm Funding Ltd	1,982
2,000	Romark CLO Ltd	1,961
2,000	Eaton Vance Cdo Ltd	1,928
2,000	Regatta IX Funding Ltd	1,978
1,200	Jamestown Clo Ltd	1,159
1,000	Greywolf CLO Ltd	972

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

11. Joint Ventures (Continued)

Below is certain summarized financial information for BDCA SLF as of June 30, 2021 and for the six-month period ended June 30, 2021 (dollar amounts in thousands):

Consolidated Statement of Assets, Liabilities and Members’ Equity:

ASSETS
Investments, at fair value (amortized cost of $798,147,852)	$806,516,330
Cash collateral on deposit with custodian	45,650,000
Cash and cash equivalents	34,168,946
Receivable for unsettled trades	11,202,027
Interest receivable	3,180,357
Total assets	$900,717,660

LIABILITIES
Revolving credit facilities (net of deferred financing costs of $1,877,554)	$358,472,443
Secured borrowings	140,601,730
Payable for unsettled trades	30,766,281
Distribution payable	6,950,815
Interest and credit facility fees payable	1,447,873
Accounts payable and accrued expenses	862,678
Total liabilities	$539,101,820

MEMBERS’ CAPITAL
Contributed capital	$348,495,510
Accumulated net investment income	14,587,720
Net unrealized appreciation	8,368,478
Accumulated realized gain	3,689,564
Distributions - income	(13,525,432)
Total members’ capital	$361,615,840
Total liabilities and members’ capital	$900,717,660

Consolidated Statement of Operations:

Investment income:
Interest from investments	$19,276,658
Interest from cash and cash equivalents	8,027
Total interest income	19,284,685
Other income	40,932
Total investment income	19,325,617

Operating expenses:
Interest and credit facility financing expenses	3,974,678
Other general and administrative	553,126
Professional fees	210,093
Total expenses	4,737,897

Net investment income	14,587,720

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

11. Joint Ventures (Continued)

Realized and unrealized gain (loss) on investments:
Net realized gain from investments	3,689,564
Net change in unrealized appreciation on investments	8,368,478
Net realized and unrealized gain on investments	12,058,042
Net increase in members’ capital resulting from operations	$26,645,762

Commitments and Contingencies

BDCA SLF had outstanding commitments to fund investments totaling $2.8 million under undrawn revolvers and other credit facilities as of June 30, 2021.

12. Related Party Transactions and Arrangements

Transactions related to investments in affiliated and controlled affiliated companies for the six months ended June 30, 2021 were as follows:

Affiliated Investment Company	Type of Asset	Industry	Beginning Value at January 1, 2021	Purchases at Cost	Proceeds from Sales	Dividend Income	Realized Gain/ (Loss)	Change in Unrealized Gain (Loss)	Value at June 30, 2021
Middle Market Credit Fund II, LLC*	Joint Venture - LLC	Diversified	$ 14,449,966	$ 0	$ 0	$ 748,791	$ 0	$ 1,453,392	$ 15,154,567
BDCA Senior Loan Fund, LLC**	Joint Venture - LLC	Diversified	$ 0	$ 43,562,000	$ 0	$ 821,828	$ 0	$ 2,336,261	$ 45,076,433
Total Investments			$ 14,449,966	$ 43,562,000	$ 0	$ 1,570,619	$ 0	$ 3,789,653	$ 60,231,000

*

TCG BDC, Inc. (“TCG”) and the Fund are the members of Middle Market Credit Fund II, LLC (“MMCF II”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members make investments in the MMCF II in the form of LLC equity interests as MMCF II makes investments, and all portfolio and other material decisions regarding MMCF II must be submitted to MMCF II’s board of directors which is comprised of an equal number of members appointed by each of TCG and the Fund. Because management of MMCF II is shared equally between TCG and the Fund, the Fund does not believe it controls the MMCF II for purposes of the 1940 Act or otherwise.

**

BDCA and the Fund are the members of BDCA Senior Loan Fund, LLC (“BDCA SLF”), a joint venture formed as a Delaware limited liability company that is not consolidated by either member for financial reporting purposes. The members make investments in BDCA SLF in the form of LLC equity interests as BDCA SLF makes investments, and all portfolio and other material decisions regarding BDCA SLF must be submitted to BDCA SLF’s board of directors which is comprised of an equal number of members appointed by each of BDCA and the Fund. Because management of BDCA SLF is shared equally between BDCA and the Fund, the Fund does not believe it controls the BDCA SLF for purposes of the 1940 Act or otherwise.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2021 (Unaudited) (Continued)

13. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.

The Fund commenced a repurchase offer July 7, 2021 as follows:

Commencement Date	July 7, 2021
Repurchase Request	August 6, 2021
Repurchase Pricing date	August 6, 2021

Net Asset Value as of Repurchase Offer Date
Class I	$10.68

Amount Repurchased
Class I	$78,796,899

Percentage of Outstanding Shares Repurchased
Class I	2.98%

On July 26, 2021, CCLF HOLDINGS (D1) LLC (“CCLF Holdings D1”) and CCLF HOLDINGS (D2) LLC (“CCLF Holdings D2”) were each formed as a limited liability company that is a wholly-owned subsidiary of the Fund. Because each of CCLF Holdings D1 and CCLF Holdings D2 had not commenced operations as of June 30, 2021, neither subsidiary has operations reflected in this shareholder report.

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Approval of Investment Management Agreement and Investment Sub-Advisory Agreements

At the special meeting of the Board held on January 12, 2021 by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved the Investment Management Agreement between the Investment Manager and the Fund (the “Investment Management Agreement”). In addition, at the special meetings of the Board held on January 12, 2021 and February 2, 2021, by a unanimous vote, the Board, including a majority of the Independent Trustees, approved each of the Investment Sub-Advisory Agreements among the Investment Manager, the Fund and each of BlackRock Capital Investment Advisors, LLC (“BlackRock”), Barings, LLC (“Barings”), HPS Investment Partners, LLC (“HPS”), Crestline Management, L.P. (“Crestline”), Commonwealth Credit Advisors, LLC (“Commonwealth”), and Audax Management Company (NY), LLC (“Audax”, and together with BlackRock, Barings, HPS, Crestline and Commonwealth, the “Sub-Advisers”) (the “Sub-Advisory Agreements” and, together with the Investment Management Agreement, the “Advisory Agreements”, and the Investment Manager and, together with the Sub-Advisers, the “Advisers”).

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the January 12, 2021 and February 2, 2021 special meetings were held by videoconference. At each special Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of each special Board meeting, as applicable, the Independent Trustees requested and received materials from the Advisers to assist them in considering the approval of the Advisory Agreements. The Independent Trustees reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Advisers. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement and the Sub-Advisory Agreements.

Approval of Investment Management Agreement

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments and oversight of the Sub-Advisers. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager who provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

PERFORMANCE

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had out-performed its benchmark for the period June 30, 2019 through November 30, 2020.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board reviewed the advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds.

The Board noted that the Fund’s advisory fee was calculated on net assets, while many of its peers calculate fees on gross assets; and that the Fund’s fees compared favorably with its peers. They further noted that the Investment Manager had implemented an expense cap so that total expenses of the Fund, subject to certain exclusions, do not exceed certain limits. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the Investment Management Agreement. The Board considered that the Investment Manager continued to monitor whether the Fund’s current fee level continues to reflect economies of scale and concluded that the fees were reasonable and satisfactory in light of the services provided.

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition. The Board noted that the financial condition of the Investment Manager appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager were reasonable and its financial condition was adequate.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement for an additional one-year term.

Approval of Investment Sub-Advisory Agreements

BlackRock

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by BlackRock to the Fund under the new BlackRock Investment Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by BlackRock, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of BlackRock who would provide the investment advisory services to the Fund. The Board determined that BlackRock portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account BlackRock’s procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the sub-advisory and administrative services was satisfactory.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

PERFORMANCE

The Board considered the investment experience of BlackRock. Because BlackRock had not commenced managing its Allocated Portion, the Board concluded consideration of the Fund’s performance was not relevant to this factor. However, the Board considered the performance of similarly managed accounts of BlackRock and determined that the information presented regarding the performance of BlackRock in managing similar accounts was satisfactory.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER SUB-ADVISORS

The Board reviewed the sub-advisory fee payable to BlackRock as compared to other similar accounts managed by BlackRock and the total expense ratio of the Fund. The Board compared the total advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds. The Board noted that the sub-advisory fees were comparable to the fees payable by other accounts managed by BlackRock. The Board concluded that the sub-advisory fees to be paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the BlackRock Sub-Advisory Agreement. The Board considered the Fund’s sub-advisory fees to be paid to BlackRock and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

PROFITABILITY OF THE SUB-ADVISOR AND AFFILIATES

The Board considered BlackRock‘s assets under management and the financial statements of its parent, BlackRock, Inc., but did not consider information concerning the costs incurred and profits expected to be realized by BlackRock from BlackRock‘s relationship with the Fund. Due to the fact that BlackRock had not commenced managing its Allocated Portion, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by BlackRock or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by BlackRock and its affiliates as a result of the relationship with the Fund are reasonable.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the BlackRock Investment Sub-Advisory Agreement for an initial two-year term.

Barings

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Barings to the Fund under the Barings Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Barings, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Barings who would provide the investment advisory services to the Fund. The Board determined that Barings’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Barings’ procedures used to determine the value of the Fund’s investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Barings Sub-Advisory Agreement are satisfactory.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

PERFORMANCE

The Board considered the investment experience of Barings. Because Barings had not commenced managing its Allocated Portion, the Board concluded consideration of the Fund’s performance was not relevant to this factor. However, the Board considered the performance of similarly managed accounts of Barings and determined that the information presented regarding the performance of Barings in managing similar accounts was satisfactory.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER SUB-ADVISORS

The Board reviewed the sub-advisory fee payable to Barings as compared to other similar accounts managed by Barings and the expected total expense ratio of the Fund after giving effect to the Barings Sub-Advisory Agreement. The Board noted that the proposed sub-advisory fees were comparable to the fees payable by other funds managed by Barings. The Board concluded that, in light of the services to be provided by Barings, the sub-advisory fees to be paid by the Fund were reasonable and satisfactory.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the Barings Sub-Advisory Agreement. The Board considered the Fund’s sub-advisory fees to be paid to Barings and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

PROFITABILITY OF THE SUB-ADVISOR AND AFFILIATES

The Board considered Barings’ assets under management and financial statements but did not consider pro-forma information concerning the costs incurred and profits expected to be realized by Barings from Barings’ relationship with the Fund. Due to the fact that Barings had not commenced managing its Allocated Portion, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by Barings or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by Barings and its affiliates as a result of the relationship with the Fund are reasonable.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Barings Sub-Advisory Agreement for an initial two-year term.

HPS

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by HPS to the Fund under the HPS Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by HPS, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of HPS who would provide the investment advisory services to the Fund. The Board determined that HPS’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the procedures HPS would use to determine the value of the Fund’s investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the HPS Sub-Advisory Agreement are satisfactory.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

PERFORMANCE

The Board considered the investment experience of HPS. Because HPS had not commenced managing its Allocated Portion, the Board concluded consideration of the Fund’s performance was not relevant to this factor. However, the Board considered the performance of similarly managed accounts of HPS and determined that the information presented regarding the performance of HPS in managing similar accounts was satisfactory

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER SUB-ADVISORS

The Board reviewed the sub-advisory fee payable to HPS under the proposed HPS Sub-Advisory Agreement as compared to other similar accounts managed by HPS and the expected total expense ratio of the Fund. The Board noted that the sub-advisory fees were comparable to the fees payable by other funds managed by HPS. The Board concluded that, in light of the services to be provided by HPS, the sub-advisory fees to be paid by the Fund were reasonable and satisfactory.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the HPS Sub-Advisory Agreement. The Board considered the Fund’s sub-advisory fees to be paid to HPS and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

PROFITABILITY OF THE SUB-ADVISOR AND AFFILIATES

The Board considered HPS’s assets under management and financial statements and reviewed HPS’s preliminary estimation of the costs expected to be incurred and profits expected to be realized by HPS from HPS’s relationship with the Fund. Based on their review, the Trustees concluded that HPS’s estimated profitability in managing the Fund under the HPS Sub-Advisory Agreement is reasonable.

ANCILLARY BENEFITS AND OTHER FACTORS

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by HPS or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by HPS and its affiliates as a result of the relationship with the Fund are reasonable.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the HPS Sub-Advisory Agreement for an initial two-year term.

Crestline

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Crestline to the Fund under the Crestline Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Crestline, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Crestline who would provide the investment advisory services to the Fund. The Board determined that Crestline’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Crestline’s procedures used to determine the value of the Fund’s investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Crestline Sub-Advisory Agreement are satisfactory.

PERFORMANCE

The Board considered the investment experience of Crestline. Because Crestline had not commenced managing its Allocated Portion, the Board concluded consideration of the Fund’s performance was not relevant to this factor. However, the Board considered the performance of similarly managed accounts of Crestline and determined that the information presented regarding the performance of Crestline in managing similar accounts was satisfactory.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER SUB-ADVISORS

The Board reviewed the sub-advisory fee payable to Crestline under the Crestline Sub-Advisory Agreement as compared to other similar accounts managed by Crestline and expected total expense ratio of the Fund. The Board noted that the sub-advisory fees were comparable to the fees payable by other funds managed by Crestline. The Board concluded that, in light of the services to be provided by Crestline, the sub-advisory fees to be paid by the Fund were reasonable and satisfactory.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the Crestline Sub-Advisory Agreement. The Board considered the Fund’s sub-advisory fees to be paid to Crestline and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

PROFITABILITY OF THE SUB-ADVISOR AND AFFILIATES

The Board considered Crestline’s assets under management and financial statements but did not consider pro-forma information concerning the costs incurred and profits expected to be realized by Crestline from Crestline’s relationship with the Fund. Due to the fact that Crestline had not commenced managing its Allocated Portion, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by Crestline or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by Crestline and its affiliates as a result of the relationship with the Fund are reasonable.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Crestline Sub-Advisory Agreement for an initial two-year term.

Commonwealth

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Commonwealth to the Fund under the Commonwealth Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Commonwealth, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Commonwealth who would provide the investment advisory services to the Fund. The Board determined that Commonwealth’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Commonwealth’s procedures used to determine the value of the Fund’s investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Commonwealth Sub-Advisory Agreement are satisfactory.

PERFORMANCE

The Board considered the investment experience of Commonwealth. Because Commonwealth had not commenced managing its Allocated Portion, the Board concluded consideration of the Fund’s performance was not relevant to this factor. Further, because Commonwealth is a newly-created adviser, the Board considered the performance of similarly managed accounts managed by the investment professionals of its affiliate who will be responsible for managing Commonwealth’s Allocated Portion. After such consideration, the Board determined that the information presented regarding the performance of in managing similar accounts was satisfactory.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER SUB-ADVISORS

The Board reviewed the sub-advisory fee payable to Commonwealth under the Commonwealth Sub-Advisory Agreement as compared to other similar accounts managed by Commonwealth’s affiliate and the expected total expense ratio of the Fund. The Board concluded that, in light of the services to be provided by Commonwealth, the sub-advisory fees to be paid by the Fund were reasonable and satisfactory.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the Commonwealth Sub-Advisory Agreement. The Board considered the Fund’s sub-advisory fees to be paid to Commonwealth and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

PROFITABILITY OF THE SUB-ADVISOR AND AFFILIATES

The Board considered Commonwealth’s and its affiliates’ assets under management and financial statements but did not consider pro-forma information concerning the costs incurred and profits expected to be realized by Commonwealth from Commonwealth’s relationship with the Fund. Due to the fact that Commonwealth had not commenced managing its Allocated Portion, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by Commonwealth or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by Commonwealth and its affiliates as a result of the relationship with the Fund are reasonable.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Commonwealth Sub-Advisory Agreement for an initial two-year term.

Audax

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Audax to the Fund under the Audax Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Audax, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Audax who would provide the investment advisory services to the Fund. The Board determined that Audax’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Audax’s procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the sub-advisory and administrative services was satisfactory.

PERFORMANCE

The Board considered the investment experience of Audax. Because Audax does not calculate a return for the Fund, because it only manages an Allocated Portion of the Fund, the Board concluded consideration of the Fund’s performance was not relevant to this factor. However, the Board considered the performance of similarly managed accounts of Audax and determined that the information presented regarding the performance of Audax in managing similar accounts was satisfactory.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER SUB-ADVISORS

The Board reviewed the sub-advisory fee payable to Audax as compared to other similar accounts managed by the Audax and the total expense ratio of the Fund. The Board compared the total advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds. The Board noted that the sub-advisory fees were comparable to the fees payable by other accounts managed by Audax. The Board concluded that the sub-advisory fees to be paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management under the Audax Sub-Advisory Agreement, noting that the fee to be paid to Audax is subject to breakpoints at certain asset levels. The Board considered the Fund’s sub-advisory fees to be paid to Audax and concluded that the fees were reasonable and satisfactory in light of the services to be provided.

PROFITABILITY OF THE SUB-ADVISOR AND AFFILIATES

The Board considered Audax’s assets under management and its financial condition. Audax did not provide pro-forma information concerning the costs incurred and profits expected to be realized by Audax from Audax’s relationship with the Fund because their business model is predicated on having scalable operations that allow for simultaneous management of similar portfolios across their various accounts and they do not calculate profitability on an account by account basis.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Audax Sub-Advisory Agreement for an initial two-year term.

Shareholder Meeting Results

On May 6, 2021, and May 27, 2021 all investors of the Fund had the right to vote their shares at special meetings (the “Special Meetings”) in connection with the proposals listed below.

The Special Meeting with respect to Proposal 1, below was held on May 6, 2021 at the offices of its investment adviser, Cliffwater LLC, 4640 Admiralty Way, 11th Floor, Marina del Rey, California 90292 at 10:30 a.m. (Pacific Time). The Special Meeting with respect to Proposals 2 through 6 was held at the offices of Cliffwater LLC on May 27, 2021 at 11:00 (Eastern Time). The results of the voting at the Special Meetings were as provided below. Percentage information relates to the votes recorded as a percentage of the outstanding shares on the record date for the Special Meetings.

1.	Approval of the election of four nominees to the Board.

Votes For Number	Votes For Percentage	Votes Withhold Number	Votes Withhold Percentage	Abstained Number	Abstained Percentage
60,282,490	99.87%	77,314	0.13%	0	0%

2.

Approval of a new sub-advisory agreement between the Fund, Cliffwater and Crescent Capital Group LP, as a result of the change of control that automatically terminated the existing sub-advisory agreement.

Votes For Number	Votes For Percentage	Votes Against Number	Votes Against Percentage	Abstained Number	Abstained Percentage
47,210,022	93.32%	42,139	0.08%	3,338,548	6.60%

3.	Approval of a new sub-advisory agreement between the Fund, Cliffwater and Barings.

Votes For Number	Votes For Percentage	Votes Against Number	Votes Against Percentage	Abstained Number	Abstained Percentage
47,213,241	93.32%	38,919	0.08%	3,338,548	6.60%

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

4.	Approval of a new sub-advisory agreement between the Fund, Cliffwater and HPS.

Votes For Number	Votes For Percentage	Votes Against Number	Votes Against Percentage	Abstained Number	Abstained Percentage
47,209,537	93.32%	35,666	0.07%	3,345,504	6.61%

5.	Approval of a new sub-advisory agreement between the Fund, Cliffwater and Crestline.

Votes For Number	Votes For Percentage	Votes Against Number	Votes Against Percentage	Abstained Number	Abstained Percentage
47,209,531	93.32%	42,629	0.08%	3,338,548	6.60%

6.	Approval of a new sub-advisory agreement between the Fund, Cliffwater and Commonwealth.

Votes For Number	Votes For Percentage	Votes Against Number	Votes Against Percentage	Abstained Number	Abstained Percentage
47,204,970	93.31%	47,188	0.09%	3,338,548	6.60%

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-(888)-442-4420

Cliffwater Corporate Lending Fund

Other Information
June 30, 2021 (Unaudited) (Continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

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Investment Manager

Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank

State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foreside.com

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6.	Investments.

See the Semi-Annual Report to Shareholders under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Corporate Lending Fund

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	October 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	October 18, 2021

By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)

Date	October 18, 2021